                                                                  EXHIBIT (c) 1.

                            ASSET PURCHASE AGREEMENT

                                      among

                          PHONETEL TECHNOLOGIES, INC.,
                               an Ohio Corporation

                                    As Buyer,

                                       and

             ACI-HDT SUPPLY COMPANY, a California corporation, AMTEL
            COMMUNICATIONS SERVICES, a California corporation, AMTEL
              COMMUNICATIONS CORRECTIONAL FACILITIES, a California
       corporation, AMTEL COMMUNICATIONS, INC., a California corporation,
               AMTEL COMMUNICATIONS PAYPHONES, INC., a California
                                  corporation,

                                    As Seller

                                  June 26, 1996

                                TABLE OF CONTENTS
                                -----------------

                                                                                                  Page
                                                                                                  ----
ARTICLE I
PURCHASE AND SALE; THE CLOSING......................................................................2
         1.1      Purchase and Sale.................................................................2
                  1.1.1    Sale of Payphone Operating Assets........................................2
                  1.1.2    Excluded Assets..........................................................3
                  1.1.3    Instruments of Conveyance................................................3
                  1.1.4    Liabilities Assumed or Not
                                    Assumed by Buyer ...............................................4

         1.2      Consideration.....................................................................4
                  1.2.1    General Consideration....................................................4
                  1.2.2    Additional Consideration.................................................6
         1.3      Calculation of Established Value..................................................7
         1.4      The Closing.......................................................................8
         1.5      Deliveries by Amtel...............................................................8
         1.6      Deliveries by the Buyer...........................................................9

ARTICLE II

         AMTEL'S REPRESENTATIONS AND WARRANTIES.....................................................9
         2.1      Authorization; Binding Obligation.................................................9
         2.2      Consents and Approvals...........................................................10
         2.3      Brokers..........................................................................10
         2.4      Average Revenue..................................................................11
         2.5      Minimum Payphones................................................................11
         2.6      Minimum Average of Remaining Term of Site Location
                  Agreements.......................................................................11

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE BUYER...............................................11
         3.1      Organization and Standing........................................................11
         3.2      Authorization; Binding Obligation................................................11
         3.3      Brokers..........................................................................12
         3.4      The Common Stock.................................................................12

ARTICLE IV
         ADDITIONAL COVENANTS......................................................................12
         4.1      Conduct of Business of Amtel.....................................................12
         4.2      Further Assurances; Cooperation..................................................15
         4.3      Confidentiality..................................................................16
         4.4      Publicity........................................................................17
         4.5      Expenses.........................................................................17
         4.6      Forwarding of Payments Received..................................................17
         4.7      Transfer and Similar Taxes; Indemnity............................................17
         4.8      Delivery of Financial Statement..................................................19
         4.9      Employees........................................................................19



         4.10     Duty to Obtain Court Approval....................................................19
                  4.10.1   Necessity for Court Approval/
                           Duty to Obtain .........................................................19
                  4.10.2   Enabling Order Effective Date...........................................20
                  4.10.3   No Overbid..............................................................21
         4.11     Permissible Back-Up Offers; Duty to Disclose Back-Up
                  Offers...........................................................................22
         4.12     Audit Cooperation................................................................23
         4.13     Special Provisions Regarding Common Stock........................................24

ARTICLE V
         CONDITIONS TO CLOSING.....................................................................26
         5.1      Conditions Precedent to Obligations of the Buyer.................................26
                  5.1.1    Accuracy of Representations
                           and Warranties .........................................................26
                  5.1.2    Performance of Agreements...............................................26
                  5.1.3    Enabling Order..........................................................26
                  5.1.4    Minimum Payphones.......................................................29
                  5.1.5    Minimum Average of Remaining Term of
                           Site Location Agreements................................................29
                  5.1.6    Injunction..............................................................29

         5.2      Conditions Precedent to Obligations of Amtel.....................................29
                  5.2.1    Accuracy of Representations
                           and Warranties .........................................................30
                  5.2.2    Performance of Agreements...............................................30
                  5.2.3    Adverse Proceedings.....................................................30
                  5.2.4    Enabling Order..........................................................30
                  5.2.5    Injunction..............................................................30

ARTICLE VI
         MISCELLANEOUS.............................................................................31
         6.1      Parties in Interest; No Third Party Beneficiaries................................31
         6.2      Exhibits.........................................................................31
         6.3      Entire Agreement.................................................................31
         6.4      Waiver of Compliance.............................................................32
         6.5      Validity.........................................................................32
         6.6      Counterparts.....................................................................32
         6.7      Headings.........................................................................32
         6.8      Governing Law; Jurisdiction......................................................33
         6.9      Termination......................................................................33

                  6.9.1    Termination by Amtel....................................................33
                  6.9.2    Termination by Buyer....................................................34
                  6.9.3    By Mutual Consent.......................................................34
                  6.9.4    Disposition of Nonrefundable Deposit....................................34
         6.10     Notices..........................................................................35
                  6.10.A   Break-Up Fee............................................................36
         6.11     Amtel............................................................................38

                            ASSET PURCHASE AGREEMENT
                            ------------------------

         THIS ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of June 26, 1996, among PhoneTel Technologies, Inc., an Ohio corporation (the "Buyer"), and ACI-HDT Supply Company, a California corporation ("HDT"), Amtel Communications Services, Inc., a California corporation ("ACS"), Amtel Communications Correctional Facilities, Inc., a California corporation ("ACF"), Amtel Communications, Inc., a California corporation ("ACI"), and Amtel Communications Payphones, Inc., a California corporation ("ACP") all of which are hereinafter collectively referred to as "Amtel" or "Seller."

         FIRST: Amtel is engaged in the business of owning and operating pay telephones and engaging in the sale, installation and maintenance of pay telephones (the "Business");

         SECOND: HDT, ACS, ACF, ACI, and ACP are all separate Debtors-In-Possession in separate Chapter 11 reorganization proceedings now pending before the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court") identified as Case Nos. 95-08253-A11 through 95-08257-B11, respectively, all of which have been administratively consolidated under Case No. 95-08253-A11 (the "Bankruptcy Case");

         THIRD: Two official committees have been appointed and are acting in the Bankruptcy Case pursuant to the provisions of 11 U.S.C. section 1102(a). They are known as the "Official Committee of Lessors" (hereinafter the "OCL") and the "Official Unsecured Creditors' Committee" (hereinafter the "OUCC"); and,

         FOURTH: The Buyer desires to purchase, and Amtel desires to sell, free and clear of all liens, claims, and interests in accordance with and pursuant to 11 U.S.C. sections 363(b) and (f) and section 365(a), all of the assets, claims, and property of every description in which Amtel holds an ownership or other interest that are used in, or arose from Amtel's operating the Business (the "Payphone Operating Assets"). The Payphone Operating Assets include all of the assets and property of Amtel except the assets and property specifically excluded by the terms of the Agreement (the "Reserved Assets"). The Buyer desires to purchase and Amtel desires to sell the Payphone Operating Assets upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE; THE CLOSING

         1.1      PURCHASE AND SALE.

                  1.1.1 SALE OF PAYPHONE OPERATING ASSETS. Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined) Amtel will sell, assign, transfer and deliver to the Buyer, and the Buyer will accept and purchase from Amtel, free and clear of all encumbrances, the Payphone Operating Assets, which consist of all of the items of tangible and intangible property and property rights set forth in "Exhibit A" attached hereto and incorporated herein by this reference.

                   1.1.2 EXCLUDED ASSETS. Specifically excluded from the Payphone Operating Assets are the Reserved Assets as set forth on "Exhibit B" attached hereto and incorporated herein by this reference.

                   1.1.3 INSTRUMENTS OF CONVEYANCE. To effectuate the sale, assignment, transfer and conveyance contemplated by this Agreement, Amtel will execute and deliver to the Buyer at the Closing all bill of sale, deeds, documents or instruments of sale, assignment, transfer or conveyance, reasonably necessary or appropriate to vest in Buyer good, valid and marketable title to all of the Assets, together with a valid assignment of all of Amtel's right, title and interest in all of the Payphone Operating Assets which are contracts, leases or licenses, in each case free and clear of any encumbrances (collectively, the "Bill of Sale"). Buyer and Amtel specifically agree that the Bill of Sale shall be in substantially the form and substance set forth in Exhibits C, attached hereto and incorporated herein by this reference.

                   1.1.4 LIABILITIES ASSUMED OR NOT ASSUMED BY BUYER. In connection with the purchase of Payphone Operating Assets, whether through this Agreement, Buyer shall not be obligated, assume or in any manner be or become responsible for any liabilities of Amtel or its affiliates except those liabilities set forth on "Exhibit D" hereto (the "Assumed Liabilities"). Without limiting the foregoing, Buyer shall not be liable for (a) any taxes of Amtel for any taxable period, including, without limitation, taxes incurred pursuant to
Section 1.1502-6 of the Treasury Regulations, or similar provisions under state, local or foreign law, (b) any debt owed by Amtel to any creditor, whether secured or unsecured whether or not scheduled by Amtel on the schedules filed in the Bankruptcy Court, and whether or not a proof of claim has been filed with respect to such debt, (c) any liability of Amtel arising from violations of state or federal securities law, (d) any amount owed by Amtel to any present or former employee, (e) any other amount for which Amtel is or may be deemed to be liable, other than post-Closing obligations under the Location Agreements and every other contract, lease, license, or agreement of Amtel that constitutes a Payphone Operating Asset; or (f) expenses of administration in the Bankruptcy case.

         1.2      CONSIDERATION

                  1.2.1 GENERAL CONSIDERATION. Upon the terms and subject to the conditions hereof, in reliance upon the representations, warranties, covenants and agreements of Amtel contained herein, the Buyer will deliver the following consideration (the "Consideration"):

                    (a) Cash in the amount of Seven Million Dollars ($7 million); and (b) Shares of the Buyer's Common stock having an "Established Value," as hereinafter defined, of not less than Six Million Dollars ($6 million) (the "Common Stock"). No fractional shares shall be delivered in satisfaction of this obligation. Rather, Buyer shall be obligated to deliver the least number of shares of the Common Stock necessary to provide an Established Value of not less than Six Million Dollars; (c) Notwithstanding any provision of this Agreement which may be construed to the contrary, Buyer may, in its sole and exclusive discretion, elect to deliver cash in the amount of six million dollars ($6 million) in place of the Common Stock if, but only if, the Established Value of the Common Stock is less than $3.50 per share. Buyer may exercise this option, if at all, by filing with the Bankruptcy Court, and serving upon Amtel, the OCL and the OUCC, a written notice of that election not later than the date of the Closing described in paragraph 1.4 below.

                  1.2.2 ADDITIONAL CONSIDERATION. In addition to the foregoing, Buyer shall either (a) shall at its expense cause the Common Stock to be registered in accordance with and pursuant to the Securities Act of 1933, and Securities and Exchange Act of 1934, as soon as practicable, but in all events not later than March 31, 1997; or (b) a "no action" letter from the Securities Exchange Commission reasonably satisfactory to Amtel.

                  1.2.3    The Consideration Described in Paragraph
1.2.1 above shall be paid and delivered to Amtel as follows:

                    (a) UPON EXECUTION. Upon execution of this Agreement Buyer shall deliver to Amtel cash in the amount of one million three hundred thousand dollars ($1,300,000) as its earnest money deposit (the "Non-Refundable Deposit"). The Non-Refundable Deposit shall be deposited into an interest-bearing special client's trust account maintained by Robbins & Keehn, APC at Union Bank (San Diego Main Branch) for the benefit of Amtel and the Buyer from which no withdrawals may be made unless specifically authorized by a written instruction executed by Amtel and Buyer, or an order issued from the Bankruptcy Court. No request to withdraw any portion of the NonRefundable Deposit shall be made except as contemplated by paragraph 6.9.4 and without providing Buyer prior written notice and opportunity to be heard with respect to the request. Any interest that shall accrue on the Non-refundable Deposit through the Closing Date as defined herein shall be credited against the cash that the Buyer is obligated to deliver to Amtel at the Closing; provided however, that if, for any reason the Closing actually occurs on a date later than ten (10) business days after the entry of the Enabling Order (i.e. the defined Closing Date), then any such interest shall not be credited against the cash that the Buyer is obligated to deliver to Amtel at the Closing, but shall be retained by Amtel.

                    (b) AT THE CLOSING. The balance of the Consideration shall be paid and delivered to Amtel at the Closing pursuant to paragraph 1.4 below.

         1.3 CALCULATION OF ESTABLISHED VALUE. As used herein, "Established Value" shall be determined by calculating the arithmetic average of the closing price for the Common Stock on the ten business days ending on the fourth business day preceding the date of the Closing (the "Test Period"). If there is any day in the Test Period on which there are no trades, the closing price for such day shall be deemed to be the closing price for the last date preceding such day on which trading did occur.

         1.4 THE CLOSING. Upon the terms and subject to the conditions contained in this Agreement, the Closing of the transactions contemplated hereby, and the execution and delivery of the Bill of Sale (the "Closing") will take place at the offices of Robbins & Keehn, A Professional Corporation, 530 "B" Street, Suite 2400, San Diego, California on or prior to 5:00 p.m. of the tenth (10th) business day following the entry of the "Enabling Order" as hereinafter defined (the "Closing Date"). The Closing may be continued by the written mutual consent of Amtel and the Buyer to any date beyond the defined Closing Date which is mutually acceptable to them.

         1.5 DELIVERIES BY AMTEL. At the Closing, Amtel shall deliver to the Buyer (unless previously delivered) the following:

                  (a) a certified copy of the Enabling Order;
                  (b) the Bill of Sale;
                  (c) a written acknowledgment of receipt of the payments provided pursuant to this Agreement;
                  (d) authenticated resolutions of the Board of Directors of HDT, ACS, ACF, ACI, and ACP approving this Agreement and the form of the Bill of Sale; and

                  (e) A certificate from the general manager of Amtel certifying that all representations and warranties con tained in Article II are true and correct as of the Closing Date;

         1.6 DELIVERIES BY THE BUYER. At the Closing the Buyer shall deliver (unless previously delivered) the following to Amtel:

                  (a) Cash in the amount of $7 million less an amount equal to the Non-refundable deposit plus interest that has accrued thereon as of the defined Closing Date;
                  (b) (1) the Common Stock; or alternatively,
                      (2) cash in the amount of $6 million if Buyer makes the election permitted by paragraph 1.2.1(c).
                  (c) A certificate evidencing the good standing of the Buyer under the laws of the state of Ohio; and,
                  (d) Certified resolutions of the Board of Directors of the Buyer approving this Agreement and the transactions contemplated hereby.

                                   ARTICLE II

                     AMTEL'S REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

         Amtel represents and warrants to the Buyer as follows:

         2.1 AUTHORIZATION; BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by Amtel and, subject only to the authorization to be provided through the Enabling Order, constitutes a legal, valid and binding obligation of HDT, ACS, ACF, ACI, and ACP, and each of them, enforceable against them in accordance with its terms. Amtel has the legal capacity and all requisite power and authority to execute and deliver this Agreement as provided herein, and to perform Amtel's obligations hereunder which by their nature are to be performed prior to the Closing; and, upon entry of the Enabling Order, will have the legal capacity and all requisite power to consummate the transactions contemplated hereby at the Closing. Such execution, delivery and consummation has been duly and validly authorized by all necessary action on the part of Amtel and, upon entry of the Enabling Orders, the Bankruptcy Court.

         2.2 CONSENTS AND APPROVALS. Except for the need to obtain the Enabling Order neither the execution, delivery or performance of this Agreement will require any consent, waiver, approval, authorization or permit of any governmental unit, subdivision, or agency, or any other person or entity.

         2.3 BROKERS. Amtel neither has nor will have any obligation to pay any broker's, finder's, investment banker's, financial advisor's or similar fee in connection with this Agreement or the Bill of Sale, or the transactions contemplated hereby or thereby, by reason of any action taken by or on behalf of Amtel.

         2.4 AVERAGE REVENUE. Amtel's average Payphone revenues as reflected on its "Operating Reports" filed in the Bankruptcy Case for the calendar months of October 1995 through April 1996, inclusive, accurately reflect the revenues generated by Amtel's payphone operations for that period of time.

         2.5 MINIMUM PAYPHONES. The Payphone Operating Assets include not less than 7,500 pay telephones, at least 6,000 of which are installed and operating.

         2.6 MINIMUM AVERAGE OF REMAINING TERM OF SITE LOCATION AGREEMENTS. The average length of the remaining term for each payphone on all of the Location Agreements, included as part of the Payphone Operating Assets (see Exhibit A), is not less than twelve (12) months.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER
                   -------------------------------------------

                  The Buyer represents and warrants to Amtel as follows:

         3.1 ORGANIZATION AND STANDING. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. The Buyer has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business and operations as it is now being conducted.

         3.2 AUTHORIZATION; BINDING OBLIGATION. The Buyer has all requisite corporate power and authority to execute and deliver this Agreement and the other documents contemplated hereby and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby by the Buyer have been duly and validly authorized by the Board of Directors of the Buyer. This Agreement has been validly executed and delivered by the Buyer and, constitute legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their terms.

         3.3 BROKERS. Buyer does not have or will not have any obligation to pay any broker's, finder's, investment banker's, financial advisor's or similar fee in connection with this Agreement or the Other Documents, or the transactions contemplated hereby or thereby, by reason of any action taken by or on behalf of Buyer.

         3.4 THE COMMON STOCK. The Common Stock described in paragraph 1.2.1(b) as of the Closing will be validly issued, nonassessable, voting shares of Buyers stock.

                                   ARTICLE IV

                              ADDITIONAL COVENANTS
                              --------------------

         4.1 CONDUCT OF BUSINESS OF AMTEL. Amtel agrees that from the date of execution of this Agreement until the Closing (unless otherwise expressly consented to in writing by the Buyer):

                   4.1.1 Amtel shall carry on the Business with reasonable diligence and substantially in the same manner conducted from and after January 1, 1996 ("Past Practice") and shall not institute any material changes not in the ordinary course of business or inconsistent with Past Practice, except to the extent that business or other exigencies compel such changes in order to preserve, maintain or enhance the value of the Payphone Operating Assets before such consent can be attained. Without limiting the generality of the foregoing, Amtel will not, with respect to the Business (I) change the accounting methods, principles or practices of the Business in any material respect from Past Practice, (ii) revalue any of the assets of the Business, (iii) sell, lease, transfer or otherwise dispose of any assets of the Business other than in the ordinary course of business and consistent with Past Practice, or (iv) install any telephones which will become new Amtel Payphones without the prior written consent of Buyer, which consent will not be unreasonably withheld.

                   4.1.2 Amtel shall take such action as may be reasonable, prudent and cost justified (I) to maintain, and preserve the Business; and (ii) to maintain all of the "Hard Assets" described in paragraph 1.0 of Exhibit A in good operating condition.

                   4.1.3 Amtel shall duly comply with (I) all laws applicable to the Business and its operations the failure to so comply with would have a material adverse effect on the Business and (ii) all laws compliance with which is required for the valid consummation of the transactions contemplated by this Agreement.

                   4.1.4 Amtel shall not, without Buyer's prior written approval, enter into, adopt, amend or terminate any employee benefit plan, increase in any manner the compensation or fringe benefits of any officer or employee or enter into any contract, agreement, commitment or arrangement to do any of the foregoing. Notwithstanding any provision of the foregoing which may be construed to the contrary, this Paragraph 4.1.4 does not apply to any provision for the payment of bonuses to key management personnel which are, or may hereafter be provided for by any provision of a Chapter 11 plan as to which Amtel is a plan proponent, and for which the Buyer shall have no liability.

                   4.1.5 Amtel shall not enter into or offer to enter into any employment or consulting agreement with any person except to the extent necessary to aid in its efforts to obtain Confirmation of the Plan, or prosecute or defend any litigation in which it is a party;

                   4.1.6 Amtel shall not take, or agree in writing or otherwise to take, any of the foregoing actions or any action which would make any representation or warranty of Amtel contained in this Agreement untrue or incorrect as of the date when made or, as of any future date or which could prevent the satisfaction of any condition to Closing.

         4.2      FURTHER ASSURANCES; COOPERATION.

                  4.2.1 Upon execution of this Agreement, and after Amtel has received the Non-Refundable Deposit, Amtel will provide Buyer with copies of all pleadings and papers filed in the Bankruptcy Case pertaining to this Agreement and/or the transactions that it contemplates. The purpose of this provision is to provide Buyer with as much advance notice of and opportunity to comment upon such pleadings and papers as the circumstances reasonably permit. Accordingly, and except for the pleadings and papers described in the following sentence, Amtel shall provide Buyer with copies of all such pleadings and papers at least 48 hours before such proposed filing. The calculation of this time shall exclude intervening weekends and holidays prior to the time of the proposed filing. With respect to any Chapter 11 Plan, Disclosure Statement, reply papers, papers submitted pursuant to a Court order entered 10 or fewer days prior to the deadline set in such order, or submitted as part of any emergency application to the Bankruptcy Court, Buyer's copy shall be provided as soon as practical, with an advanced draft as soon as practical, and the final version shall at a minimum be transmitted to Buyer via telecopier concurrently with the filing thereof. Buyer's execution of this agreement shall be deemed to constitute a written request for copies of Amtel's Plan(s) and related Disclosure Statement(s) within the meaning of Rule 3017(a) of the Federal Rules of Bankruptcy Procedure.

                  4.2.2 The parties shall, from time to time after the Closing, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments, and take such further actions as such other party may reasonably require, to carry out effectively the intent of this Agreement and the Bill of Sale.

         4.3 CONFIDENTIALITY. Amtel agrees that it will not (and will cause its officers and directors to not) at any time after the Closing, without the prior written consent of the Buyer, disclose or use any information obtained during the negotiation or due diligence process nor any other confidential information (relating to either the Buyer or Amtel) otherwise obtained except (i) as may be necessary in connection with their filing and reporting obligations under the Bankruptcy Code (Title 11 U.S.C.), the taxing authority of any governmental agency, subdivision or unit, or any contract which is part of the Business; and
(ii) as may be necessary in connection with Seller's Plan and Disclosure Statement; (iii) as may be necessary in connection with seeking approval of the enabling orders; (iv) as ordered by Bankruptcy Court; (v) as required by the taxing authority of any governmental agency, subdivision or unit or any contract which is part of the business, and (vi) to the extent same is, or reasonably may be, required by any provision of any applicable law.

         4.4 PUBLICITY. None of the parties hereto shall issue any press release or make any public statement regarding the transactions contemplated hereby, without the prior approval of the other parties, which approval shall not be unreasonably withheld, except as may be required by law or as necessary to secure financing or obtain entry of the Enabling Order.

         4.5 EXPENSES. Except as otherwise specifically provided for herein, each party hereto shall be solely responsible for all expenses incurred by it or on its behalf in connection with the preparation and execution of this Agreement and the Bill of Sale and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and expenses of its counsel, accountants, brokers, finders, financial advisors and other representatives.

         4.6 FORWARDING OF PAYMENTS RECEIVED. Amtel shall immediately remit to Buyer any monies received in respect of the Business after the Closing.

         4.7 TRANSFER AND SIMILAR TAXES; INDEMNITY.

             4.7.1 The parties agree that all transfer, sales, use, conveyance, documentary or other similar taxes and fees

(including penalties, interest and additions) arising out of or related to the sale of the Payphone Operating Assets pursuant to this Agreement shall be borne by the Buyer pursuant to California Civil Code section 1656.1. The payment of Sales Tax shall be in addition to and not withheld from the consideration described in paragraph 1.2 above. Buyer shall be entitled to allocate the total consideration paid under this Agreement for the Payphone Operating Assets, and Seller expressly agrees to support, and refrain from taking any position inconsistent with, any written allocation of that consideration made by Buyer. Notwithstanding any provision of this Agreement which may be construed to the contrary, the parties agree that Buyer shall not be required to pay all, or any portion of, any State or Federal income tax of Amtel, whether such income tax(es) arises (arose) from the transactions contemplated by this Agreement or otherwise.

                  4.7.2 By execution of this Agreement, Buyer, for itself and all its successors in interest, covenants and agrees to pay any and all of the sales, use, conveyance, documentary or similar taxes described in Paragraph
4.7.1 above if, to the extent that, and when such taxes become due; and, expressly agrees to save, defend, and hold Amtel harmless from any and all claims arising out of or related to Buyer's actual or claimed failure to pay such taxes when due.

         4.8 DELIVERY OF FINANCIAL STATEMENT. Amtel shall continue to prepare balance sheets and statements of revenue and expense ("Financial Statements") as of the end of each month, consistent with its Prior Practice, and shall deliver such Financial State ments to Buyer within three (3) business days after they have been prepared, reviewed by its accounting manager, and finalized, but not later than thirty (30) days after the end of each month.

         4.9 EMPLOYEES. Amtel shall permit Buyer access to all employees of Amtel at reasonable times. Upon or after the Closing, Buyer may employ any employee of Amtel, upon such terms as Buyer and such employee may agree. Buyer shall have no obligation to employ any employee of Amtel, and shall have no obligation in respect of their employment with Amtel including any obligation in respect of the termination of such employment.

         4.10     DUTY TO OBTAIN COURT APPROVAL.

                   4.10.1 NECESSITY FOR COURT APPROVAL/DUTY TO OBTAIN. By execution hereof the parties acknowledge and agree that (a) the sale of the Payphone Operating Assets as provided in this Agreement is a transaction outside of Amtel's ordinary course of business which requires prior authorization and approval of the Bankruptcy Court pursuant to 11 U.S.C. section 363(b) and (f); and, (b) the assumption by Amtel and simultaneous assignment to Buyer of the "Location Agreements" (as described in paragraph 2.0 of Exhibit A) and every other contract, license, lease or agreement that constitutes a part of the Payphone Operating Assets require prior authorization and approval of the Bankruptcy Court pursuant to 11 U.S.C. section 365(a). Amtel shall move as promptly as practicable after the execution hereof, with due notice to all persons entitled to notice thereof, including without limitation each person asserting an interest in any of the Payphone Operating Assets and each party (other than Amtel) to a Location Agreement and every other contract, lease, license, or agreement of Amtel that constitutes a Payphone Operating Assets, for an order of the Bankruptcy Court authorizing the sale of the Payphone Operating Assets to the Buyer and the assumption and assignment to the Buyer of each Location Agreement and every other contract, lease, license, or agreement of Amtel that constitutes a Payphone Operating Asset, and shall use its best efforts to cause the entry of such order. If the Bankruptcy Court is unwilling to enter the Enabling Order except in connection with the confirmation of a reorganization plan for Amtel, Amtel will as soon as practicable seek the entry of an order confirming such a plan and incorporating the provisions of such an Enabling Order.

                   4.10.2 ENABLING ORDER EFFECTIVE DATE. Except for obligations which, by their nature, will be performed prior to entry of the Enabling Order, including, without limitation, the performance of obligations under paragraphs
4.10.3 and 6.9 of
this Agreement, this Agreement shall not be valid and binding upon the parties until the entry of the Enabling Order; PROVIDED HOWEVER, that upon entry of the "Enabling Order," the binding effect of this Agreement shall relate back to the first date hereinabove set forth (the "Effective Date"). The Enabling Order may, but are not required to be, part of an order confirming Amtel's Chapter 11 plan in the Bankruptcy Case.

                  4.10.3 NO OVERBID. The Buyer's original offer to purchase the Payphone Operating Assets, was made under the express condition that if accepted, it would not be subject to any form of overbid procedure, in the Bankruptcy Court or otherwise. Amtel accepted the Buyer's offer upon those terms. Accordingly, by execution of this Agreement, the parties hereto acknowledge and agree that the transactions contemplated by this Agreement shall not be subject to any form of overbid procedure in the Bankruptcy Court or otherwise. In the event that the Bankruptcy Court, or any other person or entity, compels Amtel to subject the transactions contemplated by this Agreement to any overbid procedure, then, unless the Buyer waives the provisions of this paragraph 4.10 in writing Amtel's acceptance of the offer, shall be deemed to have been ineffective, all of the rights of both parties under this Agreement shall automatically terminate, and the Nonrefundable Deposit (notwithstanding its name) shall be returned forthwith to the Buyer, together with any and all interest earned thereon from the date of deposit to the date of return.

         4.11     PERMISSIBLE BACK-UP OFFERS; DUTY TO DISCLOSE BACK-UP
OFFERS.

                  4.11.1 Notwithstanding any provision of this Agreement which may be construed to the contrary (including, without limitation, the "no overbid" provisions of Paragraph 4.10.3 above), Amtel shall have the right to negotiate with interested parties to obtain "Back-Up Offers" for transactions which may include a sale or other disposition of the Payphone Operating Assets at any time up to the actual date of the Closing provided that Amtel has reason to believe that the Enabling Order will not be issued, that Buyer will not have sufficient funds to satisfy its obligations hereunder, or that Buyer will not consummate the Closing by the Closing Date for any other reason. Seller shall have the right to obtain any authorization or approval necessary from the Bankruptcy Court which reasonably may be necessary to authorize Amtel to enter into and consummate transactions which are the subject of "Back-Up Offers" prior to the Closing; provided however, that any order of the Bankruptcy Court authorizing or approving Amtel's acceptance or performance of any Back-Up Offers shall, by its express terms, make the authorization and/or approval conditional upon Buyer's failure to close the transactions contemplated by this Agreement on or before the Closing Date; notwithstanding the satisfaction of the conditions set forth in paragraph 5.1. Any such order not containing that limitation shall be conclusively presumed to create and constitute an "overbid procedure" within the meaning of this Agreement, and in violation of paragraph 4.10.3 above.

                  4.11.2 Amtel shall disclose, to the Buyer, in writing, the identity of the prospective purchaser under any Back-Up-Offer, the nature and extent of the assets to be purchased, the nature and extent of the consideration to be received, and the terms upon which the consideration is to be paid or otherwise delivered. This writing shall be issued not later than three (3) business days following the date that the Back-Up Offer is received by Amtel's General Manager. In the event that Amtel makes any counterproposal to any such Back-Up Offer, or the Back-Up Offer is otherwise modified or withdrawn, then a follow-up written notice identifying the proposed and/or modified terms of the prospective transaction shall be given not later than three (3) business days following the date that either the counterproposal is made by Amtel or the modification/withdrawal is received by Amtel's General Manager.

                   4.12 AUDIT COOPERATION. By execution of this Agreement Amtel expressly covenants and agrees that it will make available documents and personnel which are subject to its control and provide such other assistance as may be reasonably be necessary to cooperate with any audit conducted by any firm of certified public accountants engaged by Buyer for the purpose of auditing all or any portion of Amtel's financial books and records or other documents relating to the Business.

         4.13     SPECIAL PROVISIONS REGARDING COMMON STOCK.

                  4.13.1 Amtel represents and warrants that it intends to distribute the Common Stock acquired pursuant to this Agreement only to its creditors, in exchange for their claims, in accordance with the terms of the Plan and after the entry of an order of the Bankruptcy Court confirming the Plan (the "Confirmation Order"). Such distribution will be made in reliance on 11 U.S.C. section 1145 and on the exemption set forth therein from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and any state or local law requiring registration for offer or sale of a security (collectively referred to ans "Blue Sky Laws"). Amtel agrees that it will not make such distribution unless:

         (a) The confirmation Order includes a finding of fact that the Buyer is a "successor" of Amtel within the meaning of 11 U.S.C. section 1145 and a conclusion of law that the distribution qualifies for the exemption from registration in that section, or;

         (b) The Confirmation Order includes a conclusion of law that the distribution either (I) qualifies for an exemption

         (other than 11 USC section 1145) from the registration requirements of the securities Act, and any applicable Blue Sky Law, or; (ii) is being made in compliance with the Securities Act and any applicable Blue Sky Law.

                  4.13.2 Prior to the entry of a Confirmation Order that includes the finding and/or conclusion set forth in the foregoing paragraph, Amtel, for itself and any successor in interest, including without limitation any trustee appointed by the Bankruptcy Court, agrees that it will not for a period of twenty-five months following the effective date of the Plan sell, transfer, pledge or otherwise dispose of all or any portion of the Common Stock (other than pursuant to an effective registration statement under the Securities
Act) without first delivering to the Buyer a written opinion of counsel, reasonably satisfactory in form and substance to the Buyer, that there is available therefor an exemption from the registration requirements of the Securities Act.

                  4.13.3 The certificate representing the Common Stock to be delivered to Amtel at the Closing will bear a legend which shall be in substance substantially identical to the legend set forth in Exhibit E attached hereto and incorporated herein by this reference (the "Restrictive Legend"). After the entry of a Confirmation Order the includes the finding and conclusion set forth in paragraph 4.13.1 and in connection with the distribution of the Common Stock pursuant to the Plan, at the request of Amtel, the Buyer will cause such certificate to be replaced with certificates of Common Stock in appropriate denominations for distribution under the Plan, which replacement certificates will not bear the Restrictive Legend.

                                    ARTICLE V

                              CONDITIONS TO CLOSING
                              ---------------------

         5.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER.The obligation of the Buyer to consummate the transactions contemplated hereby is subject to the satisfaction or waiver on or before the Closing of each of the following conditions:

                   5.1.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Amtel contained in this Agreement, or in the Bill of Sale shall have been true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing Date as though made on and as of such date.

                   5.1.2 PERFORMANCE OF AGREEMENTS. Amtel shall have performed and complied with all of the covenants and agreements contained in this Agreement to be performed or complied with by them at or before the Closing.

                  5.1.3    ENABLING ORDER.

                           (a) The Enabling Order shall have been entered,
shall be in form and substance reasonably satisfactory to the Buyer, and such order shall not have been reversed, modified or amended without the Buyer's consent, and shall not be the subject of any stay. The Buyer's execution of an "approved as to form and substance" acknowledgment on the Enabling Order shall conclusively establish this requirement. If the Buyer does not execute such an "approved as to form and substance" acknowledgment, then unless the Buyer objects in writing to the form or substance of the Enabling Order within three (3) business days after it is entered, it shall be conclusively deemed to be satisfactory in form and substance to the Buyer. Without limiting Buyer's approval rights, the Enabling Order shall:

                                            (1) Authorize Amtel to sell all of
the Payphone Operating Assets to the Buyer free and clear of all liens or other interests under 11 U.S.C. section 363(f).

                                            (2) Include a finding of fact that
the transfer by Amtel of the Payphone Operating Assets pursuant to the Enabling Order will transfer to Buyer good and marketable title to those assets free and clear of all liens, claims, and interest.

                                            (3) Authorize Amtel to assume and
assign all of the Location Agreements and every other contract, lease, license, or agreement of Amtel that constitutes a Payphone Operating Asset under 11 U.S.C. section 365(a).

                                            (4) Order that by performing its
obligations under the Agreement, the Buyer will not become liable for any debt or obligation of Amtel, including without limitation the debts and obligations described in paragraph 1.1.4(a)-(f) above, except only post-Closing obligations under each of the Location Agreements and every other contract, lease, license, or agreement of Amtel that constitutes a Payphone Operating Asset.

                                            (5) Include a finding of fact that
notice of the motion for entry of the Enabling Order was duly served on all persons entitled thereto.

                                            (6) Include a finding of fact that
the Buyer shall acquire the Payphone Operating Assets in "good faith" within the meaning of 11 U.S.C. section 363(m).

                                            (7) Include a finding of fact that
Amtel has provided "adequate assurance," within the meaning of 11 U.S.C. section 365 (f)(2)(B), of the Buyer's ability to perform the obligations of Amtel under each Location Agreements and every other contract, lease, license, or agreement of Amtel that constitute a Payphone Operating Asset.

                                            (8) Direct Amtel to cure (or
provide for cure with a segregated cash fund in the maximum amount required for such cure) all defaults under any Location Agreement and every other contract, lease, license, or agreement of Amtel that constitutes a Payphone Operating Asset not later than three business days after the Closing.

                                            (9) Provide that Amtel and any
successor in interest to Amtel, including any trustee appointed by the Bankruptcy Court, is and shall be bound by the restrictions on transfer of the Common Stock set forth in paragraph 4.13.2 hereof and in the Restrictive Legend.

                   5.1.4 MINIMUM PAYPHONES. The Payphone Operating Assets include not less than 7,500 pay telephones, at least 6,000 of which are installed and operating.

                   5.1.5 MINIMUM AVERAGE OF REMAINING TERM OF SITE LOCATION AGREEMENTS. The average length of the remaining term on each of the payphones on all of the Location Agreements, included as part of the Payphone Operating Assets (see Exhibit A), is not less than twelve (12) months.

                  5.1.6 INJUNCTION. There shall not have been entered an order of a court of competent jurisdiction enjoining or prohibiting consummation of the sale and purchase of Payphone Operating Assets contemplated by this Agreement, other than an injunction or prohibition entered against Buyer solely by reason of facts pertaining to Buyer (e.g. if Buyer's shareholders obtain an injunction to block consummation of the sale).

                   5.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF AMTEL. The obligations of Amtel to consummate the transactions contemplated hereby are subject to the satisfaction or waiver (subject to applicable Law) on or before the Closing of each of the following conditions:

                  5.2.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Buyer contained in this Agreement on or before the Closing pursuant hereto shall have been true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing Date as though made on and as of such date.

                   5.2.2 PERFORMANCE OF AGREEMENTS. The Buyer shall have performed and complied with all of the covenants and agree ments contained in this Agreement to be performed or complied with by the Buyer at or before the Closing.

                   5.2.3 ADVERSE PROCEEDINGS. No claim, action, suit, investigation or governmental proceeding shall be pending, and no law of any Governmental Authority shall be enacted, rendered or in force, which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement and the Other Documents to be executed and delivered pursuant hereto.

                   5.2.4 ENABLING ORDER. The Enabling Order has been entered by the Bankruptcy Court, and no order staying the effect of the Enabling Order has been entered.

                   5.2.5 INJUNCTION. There shall not have been entered an order of a court of competent jurisdiction enjoining or prohibiting consummation of the sale and purchase of Payphone Operating Assets contemplated by this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

         6.1      PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES.

                  6.1.1 This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement and the rights and obligations of the Buyer and Amtel hereunder may not be assigned by any of the parties hereto without the prior written consent of the other parties.

                  6.1.2 This Agreement is not intended, nor shall it be construed, to confer upon any person or entity except the parties hereto and their heirs, successors and permitted assigns any rights or remedies under or by reason of this Agreement.

         6.2 EXHIBITS. All Exhibits annexed hereto referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

         6.3 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto and the documents, schedules, certificates and instruments referred to herein, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. This Agreement supersedes all prior agreements, arrangements and understandings of the parties with respect to such transactions.

         6.4 WAIVER OF COMPLIANCE. No amendment, modification, alteration, supplement or waiver of compliance with any obligation, covenant, agreement, provision or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing executed by all of the parties or in the case of a waiver, the party against whom enforcement of any waiver, is sought. Any waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, provision or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         6.5 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

         6.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6.7 HEADINGS. The table of contents, article and section headings contained in this Agreement are for convenience only and shall not control or affect in any way the meaning or interpretation of the provisions of this Agreement. By execution hereof the parties acknowledge and agree that each has participated in the negotiation in development of terms and conditions reflected in this Agreement, and that in so doing, neither has operated under any unfair disparity of bargaining power with respect to the other. Accordingly, no provision of this Agreement is to be interpreted for or against either party because that party or his legal representative may have drafted such provisions.

         6.8 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflicts of law principles of such jurisdiction. The United States District Court for the Southern District of California (which term includes the United States Bankruptcy Court for the Southern District of California) shall have the exclusive jurisdiction to resolve any and all claims and controversy between the Buyer and Amtel arising from or related to this Agreement.

         6.9      TERMINATION.

                  6.9.1 TERMINATION BY AMTEL. This Agreement may be terminated without breach by Amtel:

                           (a) if all of the conditions to the obligations of Buyer set forth in paragraph 5.1 have been satisfied or waived on or before the Closing Date, and the Closing has not been fully consummated by the Closing Date; or, (b) if the Closing has not occurred by December 31, 1996, and Amtel is not in default of its obligations under this Agreement.

                  6.9.2 TERMINATION BY BUYER. This Agreement may be terminated without breach by Buyer:

                           (a)      Pursuant to the provisions of paragraph
4.10.3 above;

                           (b)      If the Conditions to the obligations of
Amtel hereunder set forth in paragraph 5.2 above have been satisfied or waived and the Closing has not occurred on or before the Closing Date; or,

                           (c) If the Closing has not occurred by December
31, 1996, and Buyer is not in default of its obligations under this Agreement.

                           6.9.3    BY MUTUAL CONSENT. Amtel and the Buyer
may, subject to the provisions of Rule 9019(a) of the Federal Rules of Bankruptcy Procedure to the extent that it would be applicable, terminate this Agreement without breach at any time by their mutual consent expressed and memorialized in writing.

                  6.9.4 DISPOSITION OF NONREFUNDABLE DEPOSIT. If this Agreement is terminated by Amtel pursuant to paragraph 6.9.1(a) above, then Amtel shall retain the Nonrefundable Deposit and all interest earned thereon free and clear of all claims of Buyer. If this Agreement is terminated pursuant to paragraphs 6.9.1(b) above, or by Buyer pursuant to paragraph 4.10.3 or 6.9.2 above, or by mutual consent pursuant to paragraph 6.9.3 above, then the Nonrefundable Deposit, together with all interest earned thereon, shall be returned to Buyer within three (3) business days after such termination.

         6.10 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied (with confirmation of receipt), delivered by nationally recognized overnight express service or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

                  (a) If to the Buyer to:

                                    PhoneTel Technologies, Inc.
                                    650 Statler Officer Tower
                                    1127 Euclid Avenue
                                    Cleveland, Ohio  44115
                                    Telephone: (216) 241-2555
                                    Telecopy:  (216) 241-2574
                                    Attention:  Chief Executive Officer

                           Copy to:

                                    Skadden, Arps, Slate,
                                       Meagher & Flom
                                    919 Third Avenue
                                    New York, New York 10022
                                    Telephone:  (212) 735-3000
                                    Telecopy:          (212) 735-2000
                                    Attention:  Stephen M. Banker, Esq.

                       (b) If to Amtel:

                                    Amtel Communications, Inc.
                                    5452 Oberlin Drive, Suite B
                                    San Diego, California 92121

                           Copy to:

                                    L. Scott Keehn
                                    ROBBINS & KEEHN
                                    530 "B" Street, Suite 2400
                                    San Diego, California 92101

                                    Jeffry A. Davis, Esq.
                                    GRAY CARY, WARE & FREIDENRICH
                                    401 B Street, Suite 1700
                                    San Diego, California  92101

                                    Gerald N. Sims, Esq.
                                    PYLE SIMS DUNCAN & STEVENSON
                                    401 B Street, Suite 1500
                                    San Diego, California  92101

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

         6.10.A BREAK-UP FEE. In the event that the Bankruptcy Court approves a transaction, or confirms a plan of reorganization or liquidation, other than a transaction or plan which PhoneTel approves, which renders Amtel unable to: (i) obtain the Enabling Order as defined in this Agreement, or; (ii) perform its obligations under this Agreement, then, and only then, Phonetel will be entitled to a Break-Up Fee of $300,000.00. It is expressly understood between the parties that the obligation to pay this Break-Up Fee does not arise if Amtel defaults its obligations under this Agreement except as specifically set forth in this paragraph. PhoneTel understands and acknowledges that, in the event Amtel defaults the Agreement without obtaining approval of another transaction or Chapter 11 plan, PhoneTel will not be entitled to the Break-Up Fee or any administrative claim related to the Break-Up Fee. Notwithstanding the provisions of Section 6.9, the provisions of this Section 6.10.A shall survive for six (6) months following termination of this Agreement.

/ / / / /
/ / / / /
/ / / / /

         6.11 AMTEL. As used herein, the term "Amtel" means ACI-Co., ACS, ACF, ACI, and ACP, and each of them, and also includes all of their successors in interest, including, without limitation any Trustee appointed pursuant to any provision of Title II of the United States Code.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, on the day and year first above written.

                              HDT SUPPLY COMPANY, a
                                   California corporation,
                              AMTEL COMMUNICATIONS SERVICES, a
                                   California corporation,
                              AMTEL COMMUNICATIONS CORRECTIONAL
                                   FACILITIES, a California
                                   corporation,
                              AMTEL COMMUNICATIONS, INC., a
                              California corporation,
                              AMTEL COMMUNICATIONS PAYPHONES,
                              INC., a California corporation

                              By: /s/ Alan Kaniss
                                 -----------------------------------
                                 Alan Kaniss, General Manager

                              PHONETEL TECHNOLOGIES, INC.

                              By: /s/ Peter Graf
                                 ----------------------------------
                                 Name: Peter Graf
                                 Title:  Chairman and CEO

                                   EXHIBIT A

                           PAYPHONE OPERATING ASSETS

        The "Payphone Operating Assets" consist of all of the following categories of tangible and intangible property of Amtel:

1.0 HARD ASSETS. All of Amtel's pay telephones, pay telephone equipment and related components, pedestals, enclosures, accessories, and other inventory, goods, fixtures, furniture, vehicles, office equipment, trade fixtures, and/or equipment which are not specifically identified or described as Reserved Assets on "Exhibit B" attached hereto.

2.0 LOCATION AGREEMENTS. All of Amtel's right, title, interest, and claim arising under the site location Agreements for the pay telephones referenced in paragraph 1.0 above attached hereto and incorporated herein by this reference.

3.0 OTHER GENERAL INTANGIBLES. All trademarks, trade names, copyrights, trade secrets, good will, patents, computer tapes, customer lists, documents containing names, addresses, telephone numbers and other information regarding Amtel's customers, subscribers, tapes, programs, print outs, disks, and other material and documents relating to the recording or analyzing of any of the foregoing; together with all rights title and interest to network contracts, customer contacts for the furnishing by Amtel of Telecommunication Services, and billing and collection contracts; and all records, documents relating to any and all of the foregoing, including, without limitation, all records in the form of writing, microfilm, microfiche, tape or electronic media.

4.0 CHOSES IN ACTION. All choses in action, or rights to recover money or property from any person or entity, arising out of, or related to actual or claimed violations of the automatic stay (11 U.S.C. Sec. 362(a)), together with any and all causes of action or claims which could otherwise have been asserted by Amtel based upon any breach of contract, wrongful interference with the Business, or any other act or omission committed, or omitted (other than a failure to pay an account receivable or money otherwise payable to Amtel), in connection with the Business which acts were committed, or omitted at any time prior to the Closing.

5.0 DEPOSITS. Any and all deposits of cash made by Amtel with any person or entity, other than deposits made to landlords with respect to Amtel's obligations under leases which are not assumed


                                   EXHIBIT A
by Buyer pursuant to the terms of this Agreement.

6.0     GENERAL SCOPE. Any item of property described in paragraphs 1.0 through
4.0 above include all property which was "property of the estate" for any of the Amtel entities, at any time on or after August 3, 1995, and prior to the Closing; AND is also "property of the estate" on and as of the Closing. As used here in the term "property of the estate," means and refers to any item of property which is or would have been property of the estate of any of the Amtel entities as that term is defined and established in 11 U.S.C. section 541.













                                    EXHIBIT A
                                        2

                                   EXHIBIT B

                                RESERVED ASSETS

                The "Reserved Assets" consist of all of the following categories of tangible and intangible property of Amtel:

1.0 HARD ASSETS. All of the pay telephones, pay telephone equipment and related components, pedestals, enclosures, accessories and related inventory which is part of:

        1.1 The "Elcotel Sequestered Collateral" described on "Exhibit B-1" attached hereto;

        1.2 The Protel "Surplus Inventory" described on "Exhibit B-2" attached hereto; or,

        1.3 The "Released Payphones" described in "Exhibit B-3" attached hereto which will be returned to Texas Coin Phone, a Texas general partnership.

2.0 LOCATION AGREEMENTS. All of Amtel's right, title, interest and claim arising out of any of the site location agreements applicable to any of the Released Payphones described in "Exhibit B-3" attached hereto and incorporated herein by this reference.

3.0     OTHER GENERAL INTANGIBLES.

        3.1 Any and all telephone accounts, and accounts receivable arising from telecommunications services rendered to an end user prior to the Closing Date (the "End User Accounts") to a regional Bell operating company, a Bell operating company, local exchange company, credit card company or provider of local telephone services (each a "LEC") for billing, collection and rights in and to any of the telephone receivables, debts, and other accounts payable to Amtel by any LEC and all cash and noncash proceeds from the foregoing, which first arose prior to the Effective Date of the Agreement, and remain uncollected as of the Closing;

        3.2  All of debtor's cash and cash equivalents;

        3.3  All rights with respect to insurance policies owned by Amtel; and

        3.4 All tax or other refund claims held by Amtel against any governmental agency, subdivision or unit.



                                    EXHIBIT B

4.0 CHOSES IN ACTION. Any and all causes of action or entitlement to recover money or property against any person or entity which may be asserted by Amtel pursuant to any of the provisions of Chapter 5 of the United States Bankruptcy Code ("Title 11 U.S.C."). This includes, without limitation, the adversary proceedings now pending in the Bankruptcy Court against the following
Defendants: Scott Mitchell, an individual, dba Payphones USA, Inc. (Adv. Case No. 95-90805); Mountain States Payphones (Adv. Case No. 95-90805).; Orange County Wings, et al. (Adv. Case No. 95-90805); Randy Kuhlmann (Adv. Case No. 96-90245); David Darling (Adv. Case No. 96-90275); Four-Star Cinema, Inc., a California Corporation dba Family Four Cinemas (Adv. Case No. 96-90318); Austin Entertainment Group, Inc., a Texas Corporation dba The Roxy (Adv. Case No. 96-90349); Pacific Bell, (Public Utilities Commission Case No. 95-08-062); AT&T Communications, Inc., a Delaware Corporation; AT&T Corp., a New York Corporation; AT&T Communications Interexchange Companies, an association or business entity, form unknown (Adv. Case No. 96-90318)

5.0 DEPOSITS. All deposits given to landlords for leases which have not been assumed by the Buyer pursuant to the terms of this Agreement.

6.0 GENERAL SCOPE. Any item of property described in paragraphs 1.0 through 4.0 above include all property which was "property of the estate" for any of the Amtel entities, at any time on or after August 3, 1995, and prior to the Closing; AND is also "property of the estate" on and as of the Closing. As used here in the term "property of the estate," means and refers to any item of property which is or would have been property of the estate of any of the Amtel entities as that term is defined and established in 11 U.S.C. section 541.








                                   EXHIBIT B
                                        2

                                   EXHIBIT B-1

                         ELCOTEL SEQUESTERED COLLATERAL

        The Elcotel Sequestered collateral consists of the following Elcotel products:
        A.      New/used Pay Telephones           1,337
        B.      Booths & enclosures                 619










                                   EXHIBIT B-1

                                  EXHIBIT B-2

                               SURPLUS INVENTORY


     The Surplus Inventory consists of the following Protel products:

        A.      New Pay Telephones                          1,002
        B.      Used Pay Telephones                           152
        C.      Miscellaneous Telephone Circuit Boards         10












                                   EXHIBIT B-2

                                 Texas Coinphone
                             Company Owned Accounts


        Account Number               Account Name                  Date:  05/02/96

                11            HOUSTON (TELEPROFITS)

        PayPhone Number(s)           Location Information

        (713)261-7889         5TH STREET GROCERY                Com  Opt  16     Per      0.00
                              3013 5TH STREET                   Add  Opt   0     Per      0.00
                              STAFFORD           TX   77477-

        (713)928-7925         6-12 DRIVE IN                     Com  Opt   2     Per     20.00
                              612 MARCARIO GARCIA               Add  Opt   0     Per      0.00
                              HOUSTON            TX   77011-

        (713)464-9846         99 CENTS STORE                    Com  Opt  16     Per      0.00
                              10120 HAMMERLY                    Add  Opt   0     Per      0.00
                              HOUSTON            TX   77080-

                                                                Com  Opt   2     Per     25.00
                                                                Add  Opt   0     Per      0.00

        (713)731-0713         ALL AROUND CAR CARE               Com  Opt  15     Per      0.00
                              8601 MLK                          Add  Opt   0     Per      0.00
                              HOUSTON            TX   77033-

        (713)575-7136         ATLAS DELI & IMPORTS              Com  Opt  16     Per      0.00
                              6692 HIGHWAY 6 SOUTH              Add  Opt   0     Per      0.00
                              HOUSTON            TX   77083-

        (713)669-7659         AUTO CARE                         Com  Opt  16     Per      0.00
                              6703 ADLER                        Add  Opt   0     Per      0.00
                              HOUSTON            TX   77081-

        (713)692-9639         B & J LIQUOR                      Com  Opt  15     Per      0.00
                              5202 1/2 YALE                     Add  Opt   0     Per      0.00
                              HOUSTON            TX   77091-

        (713)988-4054         B BEST CAR WASH                   Com  Opt   2     Per     25.00
                              6705 ROOKIN                       Add  Opt   0     Per      0.00
                              HOUSTON            TX

        (713)671-9926         BALI HAI FOOD                     Com  Opt   2     Per     20.00
                              2305 SAKOWITZ                     Add  Opt   0     Per      0.00
                              HOUSTON            TX   77020-

        (713)232-0958         BECERRAS GROCERY                  Com  Opt   2     Per     20.00
                              500 SECOND                        Add  Opt   0     Per      0.00
                              ROSENBERG          TX   77471-

        (713)232-0951         BEST FLEA MARKET                  Com  Opt  16     Per      0.00
                              4020 AVENUE H                     Add  Opt   0     Per      0.00
                              ROSENBERG          TX   77471-



                                                                 EXHIBIT B 3

                                Texas Coinphone

                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)524-8044      BLODGETT FISH MARKET                  Com  Opt 15     Per     0.00
                           2603 BLODGETT                         Add  Opt  0     Per     0.00
                           HOUSTON           TX    77004-

        (713)774-2083      BRAEBURN LIQUOR                       Com  Opt 16     Per     0.00
                           9906 SOUTH GESSNER                    Add  Opt  0     Per     0.00
                           HOUSTON           TX    77071-

        (713)232-0934      BRAZOS BEND SHELL                     Com  Opt  2     Per    30.00
        (713)232-0949      1010 JACKSON                          Add  Opt  0     Per     0.00
                           RICHMOND          TX    77469-

                                                                 Com  Opt 15     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)228-2745      CAFE EVITA'S                          Com  Opt 13     Per     0.00
                           1246 LORRAINE                         Add  Opt  0     Per     0.00
                           HOUSTON           TX    77009-

        (713)954-7228      CAMERON H. BEVIS TRUST#50             Com  Opt  2     Per    20.00
                           6234 RICHMOND                         Add  Opt  0     Per     0.00
                           HOUSTON           TX

        (713)921-7205      CATRACHITAS LOUNGE                    Com  Opt 15     Per     0.00
                           211 WAYSIDE                           Add  Opt  0     Per     0.00
                           HOUSTON           TX    77011-

                                                                 Com  Opt 13     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)534-6194      CORTEZ AUTO REPAIR                    Com  Opt  2     Per    30.00
                           2902 MAIN                             Add  Opt  0     Per     0.00
                           DICKENSON         TX    77539-

        (713)941-1467      COUNTRY LIQUOR                        Com  Opt  2     Per    20.00
                           11017 FUQUA                           Add  Opt  0     Per     0.00
                           HOUSTON           TX    77089-

        (713)988-1063      COURTYARDS ON HILLCROFT               Com  Opt  2     Per    30.00
        (713)988-1421      7303 HILLCROFT                        Add  Opt  0     Per     0.00
                           HOUSTON           TX    77081-

        (713)869-8624      CRYSTAL DETAIL SHOP                   Com  Opt 16     Per     0.00
                           7503 N. MAIN STREET                   Add  Opt  0     Per     0.00
                           HOUSTON           TX    77022-


                                                                 EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)991-0106      CRYSTAL SPRINGS APARTMENT             Com  Opt 16     Per     0.00
                           5900 SELINSKY                         Add  Opt  0     Per     0.00
                           HOUSTON            TX      77048-

        (713)228-2742      CULLEN & POLK TEXACO                  Com  Opt 16     Per     0.00
                           4104 POLK                             Add  Opt  0     Per     0.00
                           HOUSTON            TX      77023-

        (713)643-0695      CULLEN TIRE MART                      Com  Opt 16     Per     0.00
                           6525 BELLFORT                         Add  Opt  0     Per     0.00
                           HOUSTON            TX      77087-

        (713)643-3573      DAIRY MAID                            Com  Opt 15     Per     0.00
                           7102 BELLFORT                         Add  Opt  0     Per     0.00
                           HOUSTON            TX      77087-

        (713)587-9504      DISCOS LATINOS                        Com  Opt 15     Per     0.00
                           12325 VETERANS MEMORIAL DRIVE         Add  Opt  0     Per     0.00
                           HOUSTON            TX      77014-

        (713)869-8192      DISCOUNT LIQUOR #5                    Com  Opt  2     Per    25.00
                           1003 1/2 ENID                         Add  Opt  0     Per     0.00
                           HOUSTON            TX      77009-

        (713)464-9909      DOW PHARMACY                          Com  Opt 16     Per     0.00
                           8800 LONG POINT                       Add  Opt  0     Per     0.00
                           HOUSTON            TX      77055-

        (713)480-9924      EL DORADO MINI MART                   Com  Opt 16     Per     0.00
                           375 EL DORADO                         Add  Opt  0     Per     0.00
                           WEBSTER            TX      77598-

                                                                 Com  Opt 15     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)921-5032      EL PETATE RESTAURANT                  Com  Opt 16     Per     0.00
                           7433 CANAL                            Add  Opt  0     Per     0.00
                           HOUSTON            TX      77011-

        (713)455-0070      ELITE WASHATERIA                      Com  Opt  2     Per    25.00
                           818 UVALDE                            Add  Opt  0     Per     0.00
                           HOUSTON            TX      77015-

                                                                 Com  Opt 16     Per     0.00
                                                                 Add  Opt  0     Per     0.00



                                                                 EXHIBIT B  3
                                        3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)669-7662      FRUITLANDIA                           Com  Opt 16     Per     0.00
                           3818 LINK VALLEY                      Add  Opt  0     Per     0.00
                           HOUSTON           TX      77025-

                                                                 Com  Opt  2     Per    20.00
                                                                 Add  Opt  0     Per     0.00

        (713)954-9475      GOOD EATS RESTAURANT                  Com  Opt 15     Per     0.00
                           11129 WESTHEIMER                      Add  Opt  0     Per     0.00
                           HOUSTON           TX      77042-

        (713)941-8751      GUADALAJARA MEAT MARKET               Com  Opt 15     Per     0.00
                           3808 S. SHAVER                        Add  Opt  0     Per     0.00
                           HOUSTON           TX      77587-

        (409)986-7994      GULF HOLIDAY R.V. PARK                Com  Opt 15     Per     0.00
                           8330 HIGHWAY 6                        Add  Opt  0     Per     0.00
                           HITCHCOCK         TX      77563-

        (713)988-2739      HARRISONS BARBER SHOP                 Com  Opt 15     Per     0.00
                           1010-H BISSONET                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77036-

        (713)869-8308      HEIGHTS TERRACE APARTMENT             Com  Opt 15     Per     0.00
                           1449 HEIGHTS                          Add  Opt  0     Per     0.00
                           HOUSTON           TX      77009-

        (713)228-3178      HONEY COMB DRIVE IN                   Com  Opt  2     Per    30.00
                           115 A PALMER                          Add  Opt  0     Per     0.00
                           HOUSTON           TX      77003-

        (713)988-7560      HOUSTON BAPTIST UNIVERSIT             Com  Opt  2     Per    20.00
        (713)988-5845      7502 FONDREN ROAD                     Add  Opt  0     Per     0.00
        (713)988-3078      HOUSTON           TX      77074-
        (713)988-4038
        (713)988-7433
        (713)988-2366
        (713)988-7516
        (713)988-4235
        (713)988-3950

        (713)954-9059      INDIA GROCERS                         Com  Opt 16     Per     0.00
                           5604 HILLCROFT                        Add  Opt  0     Per     0.00
                           HOUSTON           TX      77036-


                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)988-6128      INDIA GROCERS                         Com  Opt 15     Per     0.00
                           9683 SOUTHWEST FREEWAY                Add  Opt  0     Per     0.00
                           HOUSTON           TX

        (713)464-9750      J & J TIRE SHOP                       Com  Opt  2     Per    25.00
                           8117 LONG POINT                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77055-

        (713)455-9782      JACK IN THE BOX                       Com  Opt 15     Per     0.00
                           1395 FEDERAL ROAD                     Add  Opt  0     Per     0.00
                           HOUSTON           TX      77015-

        (713)921-0098      JEANIE'S LIQUOR STORE                 Com  Opt 15     Per     0.00
                           4801 CANAL                            Add  Opt  0     Per     0.00
                           HOUSTON           TX      77011-

        (713)228-0817      JESSE GALINDO PHILLIPS 66             Com  Opt 16     Per     0.00
                           2303 NORTH MAIN                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77009-

        (713)751-0640      JORDON'S WASHATERIA                   Com  Opt  2     Per    25.00
                           2722 NAPOLEAN                         Add  Opt  0     Per     0.00
                           HOUSTON           TX      77004-

        (713)692-9669      KEE'S FULTON GROCERY                  Com  Opt  2     Per    25.00
                           9812 FULTON                           Add  Opt  0     Per     0.00
                           HOUSTON           TX

        (713)590-6778      KETTLE RESTAURANT                     Com  Opt  6     Per     0.00
        (713)590-5895      15360 KENNEDY BLVD                    Add  Opt  0     Per     0.00
                           HOUSTON           TX

        (713)524-6773      KING COLE LIQUOR                      Com  Opt  2     Per    20.00
        (713)524-8714      1802 RICHMAND AVENUE                  Add  Opt  0     Per     0.00
                           HOUSTON           TX      77098-

        (713)575-7170      KING SOLOMANS SVC                     Com  Opt 16     Per     0.00
        (713)575-7148      12313 BELLAIRE                        Add  Opt  0     Per     0.00
                           HOUSTON           TX      77072-

        (713)669-7670      L & L AUTOMOTIVE                      Com  Opt  2     Per    25.00
        (713)669-7671      10722 SOUTH MAIN STREET               Add  Opt  0     Per     0.00
                           HOUSTON           TX      77025-

        (713)228-2735      L & L FOOD STORE                      Com  Opt  2     Per    25.00
                           1423 GREGG                            Add  Opt  0     Per     0.00
                           HOUSTON           TX      77020-



                                                                 EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)688-9754      LA AZTECA                             Com  Opt  2     Per    25.00
                           7635 LONG POINT                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77055-

        (713)699-2984      LA MICHOACANA                         Com  Opt 16     Per     0.00
        (713)699-2985      7502 FULTON                           Add  Opt  0     Per     0.00
                           HOUSTON           TX      77022-

        (713)575-7191      LA MORELIANA                          Com  Opt 16     Per     0.00
        (713)575-7193      10769 BELLFORT                        Add  Opt  0     Per     0.00
                           HOUSTON           TX      77099-

        (713)464-9755      LA RAZA LIQUOR STORE                  Com  Opt  2     Per    25.00
                           1851 BINGLE                           Add  Opt  0     Per     0.00
                           HOUSTON           TX      77055-

        (713)455-9867      LAMP LIGHT TERRACE                    Com  Opt 15     Per     0.00
                           1110 KEYPORT LANE                     Add  Opt  0     Per     0.00
                           HOUSTON           TX      77015-

        (713)855-7961      LANGHAM CREEK HI SCHOOL               Com  Opt  2     Per    20.00
        (713)855-7962      17610 RM 529                          Add  Opt  0     Per     0.00
                           HOUSTON           TX      77095-

        (713)579-9962      LIQUOR MART #4                        Com  Opt 16     Per     0.00
                           964 SOUTH FRY ROAD                    Add  Opt  0     Per     0.00
                           KATY              TX      77450-

                                                                 Com  Opt  2     Per    25.00
                                                                 Add  Opt  0     Per     0.00

        (713)643-0294      MAHERS SERVICE STATION                Com  Opt  2     Per    25.00
                           6399 LONG DRIVE                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77087-

        (713)524-8581      MAI HAN CAFE                          Com  Opt 15     Per     0.00
                           3316 MILAM                            Add  Opt  0     Per     0.00
                           HOUSTON           TX      77006-

        (713)228-2734      MARKET STREET GROCERY                 Com  Opt 15     Per     0.00
                           3808 MARKET STREET                    Add  Opt  0     Per     0.00
                           HOUSTON           TX      77020-

        (713)228-0816      MAS DISTRIBUTORS                      Com  Opt 16     Per     0.00
                           2221 FULTON                           Add  Opt  0     Per     0.00
                           HOUSTON           TX      77009-


                                                                 EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)455-9839      MATAMOROS MEAT MARKET                 Com  Opt 15     Per     0.00
                           14660 WILLISVILLE                     Add  Opt  0     Per     0.00
                           HOUSTON           TX      77015-

        (713)688-9847      MEMORIAL MARKET                       Com  Opt  2     Per    30.00
        (713)688-9844      7925 KATY FREEWAY                     Add  Opt  0     Per     0.00
                           HOUSTON           TX      77055-

        (713)232-0959      MR SEAFOOD MARKET                     Com  Opt 16     Per     0.00
                           2309 AVENUE H                         Add  Opt  0     Per     0.00
                           ROSENBERG         TX      77471-

        (713)590-4034      NABEL SUPERMARKET                     Com  Opt 15     Per     0.00
                           4303 CHARRITON                        Add  Opt  0     Per     0.00
                           HOUSTON           TX      77039-

        (713)691-5451      OXFORD PLACE APARTMENTS               Com  Opt 15     Per     0.00
        (713)691-5443      605 BERRY ROAD                        Add  Opt  0     Per     0.00
                           HOUSTON           TX      77022-

        (713)524-6860      PARK PLAZA HOSPITAL                   Com  Opt 13     Per     0.00
        (713)524-6862      1313 HERMAN DRIVE                     Add  Opt  2     Per    15.00
        (713)524-6890      HOUSTON           TX      77004-
        (713)524-6733
        (713)524-6756
        (713)524-6794
        (713)524-6894
        (713)524-6672
        (713)524-6769
        (713)524-6841
        (713)524-6944
        (713)524-6948
        (713)524-6950
        (713)524-6753
        (713)524-6801
        (713)524-6762

        (713)869-8085      PONDEROSA APARTMENTS                  Com  Opt 15     Per     0.00
                           214 W. 17TH                           Add  Opt  0     Per     0.00
                           HOUSTON           TX      77008-

        (713)741-8075      QUICK PICK FOOD STORE                 Com  Opt  2     Per    20.00
        (713)741-8074      4438 GRIGGS                           Add  Opt  0     Per     0.00
                           HOUSTON           TX      77021-


                                                                    EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)928-7976      QUICK STORE                           Com  Opt  2     Per    30.00
        (713)928-8192      91 SOUTH LOCKWOOD                     Add  Opt  0     Per     0.00
                           HOUSTON           TX      77011-

        (713)587-9481      RAMADA LIMITED                        Com  Opt 16     Per     0.00
                           15725 BAMMEL VILLAGE DRIVE            Add  Opt  0     Per     0.00
                           HOUSTON           TX      77014-

                                                                 Com  Opt 16     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)524-8732      SAM'S BURGER/LAN PHAM                 Com  Opt  2     Per    25.00
                           4320 ALMEDA                           Add  Opt  0     Per     0.00
                           HOUSTON           TX      77004-

        (713)434-0879      SAM'S TEXACO                          Com  Opt 16     Per     0.00
                           4515 WEST FUQUA                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77045-

                                                                 Com  Opt 15     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)731-0601      SANDY'S CAR CARE CENTER               Com  Opt  2     Per    25.00
                           11226 CULLEN                          Add  Opt  0     Per     0.00
                           HOUSTON           TX      77047-

        (713)534-6443      SHAW GAS MART                         Com  Opt 16     Per     0.00
        (713)534-6524      2901 HIGHWAY 3                        Add  Opt  0     Per     0.00
                           DICKENSON         TX      77539-

        (713)991-7901      SHOP & LO                             Com  Opt 15     Per     0.00
                           10855 TELEPHONE ROAD                  Add  Opt  0     Per     0.00
                           HOUSTON           TX      77075-

        (713)434-0830      SM FOOD MART #2                       Com  Opt 16     Per     0.00
        (713)434-0838      15216 SOUTH POST OAK                  Add  Opt  0     Per     0.00
                           HOUSTON           TX      77053-

        (713)671-9885      SNOW FLAKE DONUT                      Com  Opt 15     Per     0.00
                           5205 LOCKWOOD                         Add  Opt  0     Per     0.00
                           HOUSTON           TX      77026-

        (713)721-3831      SOUTH MAIN GARAGE                     Com  Opt  2     Per    20.00
                           14301 SOUTH MAIN                      Add  Opt  0     Per     0.00
                           HOUSTON           TX      77035-


                                                                 EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)464-9735      SOUTHERN GROCERY                      Com  Opt 15     Per     0.00
                           10070 LONG POINT                      Add  Opt  0     Per     0.00
                           HOUSTON           TX      77055-

                                                                 Com  Opt 16     Per     0.00
                                                                 Add  Opt  0     Per     0.00

                                                                 Com  Opt  2     Per    20.00
                                                                 Add  Opt  0     Per     0.00

        (409)740-3805      STOP AND SHOP                         Com  Opt 15     Per     0.00
        (409)740-2795      5201 BROADWAY                         Add  Opt  0     Per     0.00
                           GALVESTON         TX      77551-

        (713)447-9010      SUPERMERCADO LA MEXICANA              Com  Opt 15     Per     0.00
                           11214 VETERANS MEMORIAL DRIVE         Add  Opt  0     Per     0.00
                           HOUSTON           TX      77067-

        (713)988-5256      T & K CHINESE RESTAURANT              Com  Opt 16     Per     0.00
                           9140 BELLAIRE                         Add  Opt  0     Per     0.00
                           HOUSTON           TX      77036-

        (713)671-9850      T'S MINI MART                         Com  Opt  2     Per    30.00
        (713)671-9811      3604 OATES ROAD                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77013-

        (713)869-8436      TAQUERIA OCOTLAN                      Com  Opt 16     Per     0.00
                           2523 AIRLINE                          Add  Opt  0     Per     0.00
                           HOUSTON           TX      77009-

        (713)643-0911      THAI XUAN VILLAGE                     Com  Opt 15     Per     0.00
                           8200 BROADWAY BLVD.                   Add  Opt  0     Per     0.00
                           HOUSTON           TX      77061-

        (713)524-2342      THE CALIFORNIAN                       Com  Opt 15     Per     0.00
                           1508 CALIFORNIA                       Add  Opt  0     Per     0.00
                           HOUSTON           TX      77006-

        (713)228-2744      THE THREE COMPADRES                   Com  Opt 16     Per     0.00
                           1912 NORTH MAIN                       Add  Opt  0     Per     0.00
                           HOUSTON           TX

        (713)475-0779      THRIFT CITY #3                        Com  Opt 15     Per     0.00
                           914 W. SOUTHMORE B                    Add  Opt  0     Per     0.00
                           PASADENA          TX      77502-


                                                                 EXHIBIT B 3
                                        9

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              11           HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

        (713)688-9756      THU THU RESTAURANT                    Com  Opt 2      Per    25.00
                           5015 A ANTOINE                        Add  Opt 0      Per     0.00
                           HOUSTON           TX      77092-

        (713)434-8907      TOWNWOOD PHARMACY                     Com  Opt 16     Per     0.00
                           4430 WEST OREM ROAD                   Add  Opt  0     Per     0.00
                           HOUSTON           TX      77023-

        (713)671-9886      U & C FOOD STORE                      Com  Opt 16     Per     0.00
        (713)671-9887      404 FIDELITY                          Add  Opt  0     Per     0.00
                           HOUSTON           TX      77029-

        (713)464-9851      USA LIQUORS #2                        Com  Opt 16     Per     0.00
                           10026A LONG POINT                     Add  Opt  0     Per     0.00
                           HOUSTON           TX      77055-

                                                                 Com  Opt 16     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)691-5586      VETTA'S SUPER TAMALE                  Com  Opt 15     Per     0.00
                           3423 LAURA KOPPE                      Add  Opt  0     Per     0.00
                           HOUSTON           TX      77093-

        (713)434-0841      WI BOUTIQUE                           Com  Opt 16     Per     0.00
                           4437 W. FUQUE                         Add  Opt  0     Per     0.00
                           HOUSTON           TX      77045-

                                                                 Com  Opt 15     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (713)589-9856      WINDCHIMES CINEMA                     Com  Opt  2     Per    20.00
                           13155 WESTHEIMER ROAD                 Add  Opt  0     Per     0.00
                           HOUSTON TX

        (713)635-4981      WONDER SUPER MARKET                   Com  Opt  2     Per    25.00
        (713)635-5956      4902 TIDDWELL                         Add  Opt  0     Per     0.00
                           HOUSTON           TX      77016-


                                                                   EXHIBIT B  3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              3            HOUSTON (TELEPROFITS)

        PayPhone Number(s)            Location Information

                                                                 Com  Opt 15     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (214)372-8667      ANGELO'S FOOD MARKET                  Com  Opt  6     Per     0.00
        (214)372-8620      3530 SUNNYVALE                        Add  Opt  0     Per     0.00
                           DALLAS            TX      75216-

        (817)468-8039      ARLINGTON JET CENTER, INC             Com  Opt 15     Per     0.00
        (817)466-8040      50701 S. COLLINS                      Add  Opt  0     Per     0.00
                           ARLINGTON         TX      73018-

        (214)641-4821      BABY MART                             Com  Opt 15     Per     0.00
                           2424 SOUTH CARRIER PKWY, 111          Add  Opt  0     Per     0.00
                           GRAND PRAIRIE     TX      75051-

        (214)391-9991      BARBEC'S                              Com  Opt  6     Per     0.00
                           1625 S. BUCKNER                       Add  Opt  0     Per     0.00
                           DALLAS            TX

                                                                 Com  Opt  6     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (214)426-0464      BUD'S SALADS INC.                     Com  Opt 15     Per     0.00
                           2428 HARRISON                         Add  Opt  0     Per     0.00
                           DALLAS            TX      75815-

        (214)306-9597      CENTERPOINT APTS                      Com  Opt  6     Per     0.00
                           2626 FRANKFORT                        Add  Opt  0     Per     0.00
                           DALLAS            TX      75287-

        (214)372-8654      CLASSIC CAR WASH                      Com  Opt  2     Per    25.00
                           4870 SUNNYVALE                        Add  Opt  0     Per     0.00
                           DALLAS            TX      75216-

        (214)340-4702      CLASSIC CAR WASH                      Com  Opt 2      Per    25.00
                           8206 FOREST LAND                      Add  Opt 0      Per     0.00
                           DALLAS            TX

        (214)381-8816      CLASSIC CAR WASH                      Com  Opt 2      Per    25.00
                           6204 SAMUELS                          Add  Opt 0      Per     0.00
                           DALLAS            TX

        (817)926-8962      D SUPER WASH                          Com  Opt 4      Per    50.00
        (817)926-5171      2801 HEMPHILL                         Add  Opt 0      Per     0.00
                           FORT WORTH        TX      76110-


                                                                 EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              3                    DALLAS

        PayPhone Number(s)            Location Information

        (817)625-5231      D SUPER WASH #2                         Com  Opt  4     Per    50.00
                           3710 DECATUR STREET                     Add  Opt  0     Per     0.00
                           FORT WORTH             TX      76106-

        (817)861-3254      DAYS INN                                Com  Opt  2     Per    20.00
                           910 NORTH COLLINS                       Add  Opt  0     Per     0.00
                           ARLINGTON              TX      76011-

        (817)595-4954      DSR AUTOMOTIVE INC.                     Com  Opt 15     Per     0.00
        (817)595-4949      7537 JACK NEWELL BLVD. N.               Add  Opt  0     Per     0.00
        (817)595-4691      FORT WORTH             TX      76118-

                                                                   Com  Opt  2     Per    20.00
                                                                   Add  Opt  0     Per     0.00

        (214)841-9842      EL TAQUITO                              Com  Opt  6     Per     0.00
                           5427 EAST GRANT                         Add  Opt  0     Per     0.00
                           DALLAS                 TX

        (214)864-1690      FLEMING FOOD                            Com  Opt  2     Per    20.00
        (214)864-1885      DISTRIBUTION CENTER                     Add  Opt  0     Per     0.00
        (214)864-1995      GARLAND                TX      75041-
        (214)278-7384
        (214)864-8475

        (214)301-9941      GOLDEN CHICK                            Com  Opt 14     Per     0.00
                           445 W. ARAPAHO ROAD                     Add  Opt  0     Per     0.00
                           RICHARDSON             TX      75083-

        (214)276-2481      GOOD SHEPHERD SCHOOL                    Com  Opt 15     Per     0.00
                           214 SOUTH GARLAND AVENUE                Add  Opt  0     Per     0.00
                           GARLAND                TX      75040-

                                                                   Com  Opt  6     Per     0.00
                                                                   Add  Opt  0     Per     0.00

        (214)426-0499      HOTEL NEWLAND                           Com  Opt 15     Per     0.00
                           1108 S. AKARD                           Add  Opt  0     Per     0.00
                           DALLAS                 TX      75215-

        (214)944-5549      ILLINOIS CAR WASH                       Com  Opt  6     Per     0.00
                           213 W. ILLINOIS                         Add  Opt  0     Per     0.00
                           DALLAS                 TX      75224-


                                                                   EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

        Account Number          Account Name                       Date:  05/02/96

              3                   DALLAS

        PayPhone Number(s)            Location Information

        (214)353-8575      JEFF'S GEM CAR WASH                   Com  Opt 14     Per     0.00
                           3143 INWOOD                           Add  Opt  0     Per     0.00
                           DALLAS            TX      75235-

        (214)613-7308      JET WASH DEPOT                        Com  Opt 15     Per     0.00
                           2530 BIG TOWN BLVD.                   Add  Opt  0     Per     0.00
                           MESQUITE          TX      75150-

        (214)381-8831      M & J FOODS                           Com  Opt  6     Per     0.00
        (214)381-8842      4441 LAWNVIEW                         Add  Opt  0     Per     0.00
                           DALLAS            TX      75227-

        (214)272-8563      MEMORIAL HOSP GARLAND                 Com  Opt  2     Per    25.00
        (214)276-0584      2300 MARIE CURIE                      Add  Opt  0     Per     0.00
        (214)276-5981      GARLAND           TX
        (214)276-7090
        (214)276-7383
        (214)276-8571
        (214)276-8787
        (214)276-8652

                                                                 Com  Opt  6     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (214)709-3112      PARK VILLAGE                          Com  Opt  6     Per     0.00
                           7575 WESTMORELAND                     Add  Opt  0     Per     0.00
                           DALLAS            TX      75237-

                                                                 Com  Opt 15     Per     0.00
                                                                 Add  Opt  0     Per     0.00

        (817)460-0184      PYRAMID MANAGEMENT CO                 Com  Opt 15     Per     0.00
                           LAMAR EAST OFFICE TOWER               Add  Opt  0     Per     0.00
                           ARLINGTON         TX      76011-

        (214)840-6205      ROB REEVES SERVICE CENTER             Com  Opt 15     Per     0.00
                           2410 WEST MILLER ROAD                 Add  Opt  0     Per     0.00
                           GARLAND           TX      75042-

        (817)649-9577      SUBWAY - ARLINGTON                    Com  Opt  2     Per    20.00
                           921 SIX FLAG DRIVE                    Add  Opt  0     Per     0.00
                           ARLINGTON         TX



                                                                 EXHIBIT B  3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number           Account Name Date:                          05/02/96
        3                   DALLAS
     PayPhone Number(s)            Location Information

        (214)902-7903       SUBWAY - DALLAS                       Com Opt 2       Per     20.00
                            4347 W. NW HWY, #150                  Add Opt 0       Per      0.00
                            DALLAS            TX

        (817)668-5912       SUBWAY - GAINSVILLE                   Com Opt 2       Per     20.00
                            902 EAST HWY                          Add Opt 0       Per      0.00
                            GAINSVILLE,        TX

        (214)594-0109       SUITES INN                            Com Opt 2       Per     10.00
                            1701 W. AIRPORT BLVD.                 Add Opt 0       Per      0.00
                            IRVING  TX

        (214)939-1200       THE ADOLPHUS HOTEL                    Com Opt 13      Per      0.00
        (214)939-1210       1321 COMMERCE STREET                  Add Opt  0      Per      0.00
        (214)939-1212       DALLAS              TX  75052-
        (214)939-1211
        (214)939-1209
        (214)939-1208
        (214)939-1214
        (214)939-1218
        (214)939-1217
        (214)939-1215
        (214)939-1219
        (214)939-1216
        (214)939-1213
        (214)939-1232
        (214)939-1229
        (214)939-1230
        (214)939-1239
        (214)939-1231
        (214)939-1233
        (214)939-1228
        (214)939-1227
        (214)939-1223
        (214)939-1221
        (214)939-1220
        (214)939-1222
        (214)939-1205
        (214)939-1204
        (214)939-1207
        (214)939-1206
        (214)939-1240
        (214)939-1203
        (214)939-1201
        (214)939-1202
        (214)939-1224
        (214)939-1225
        (214)939-1226


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number                 Account Name                     Date:  05/02/96

        3                  DALLAS

     Payphone Number(s)       Location Information

                                                                 Com Opt 15      Per    0.00
                                                                 Add Opt  0      Per    0.00

        (214)306-1077      TOSCANA APTS                          Com Opt  6      Per    0.00
                           17910 KELLY BLVD.                     Add Opt  0      Per    0.00
                           DALLAS            TX    75287-

        (214)579-9457      UNIVERSITY OF DALLAS                  Com Opt  1      Per   20.00
        (214)579-3010      1845 EAST NORTHGATE DRIVE             Add Opt  0      Per    0.00
        (214)579-9960      IRVING            TX    75062-4799
        (214)579-9861
        (214)579-4915
        (214)579-9778

        (214)986-7141      VETERAN'S BINGO HALL                  Com Opt  2      Per   20.00
                           3200 SHADY GROVE                      Add Opt  0      Per    0.00
                           IRVING,            TX

        (214)320-5514      WATERHOLE CLUB                       Com Opt  15      Per    0.00
        (214)320-5526      3727 DILIDO #146                     Add Opt   0      Per    0.00
                           DALLAS             TX   75228-

                                                                Com Opt  15      Per    0.00
                                                                Add Opt   0      Per    0.00

        (214)559-9176      ZUZU'S                               Com Opt  15      Per    0.00
                           3848 OAKLAWN                         Add Opt   0      Per    0.00
                           DALLAS            TX    75219-

                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number          Account Name Date:                            05/02/96

        10                 SAN ANTONIO

     PayPhone Number(s)       Location Information
        (210)520-1260      ALAMO BLIMPIE #2                      Com Opt 15      Per      0.00
                           6766 INGRAM SQ SHOPPING CENTER        Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78238-

        (210)923-8479      AMBER APARTMENTS                      Com Opt 15      Per      0.00
                           131 WEST AMBER                        Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78221-

        (210)734-0309      ARBY'S                                Com Opt 2       Per     25.00
                           3696 FREDERICKSBURG ROAD              Add Opt 0       Per      0.00
                           SAN ANTONIO     TX      78201-

        (210)533-9384      BURKE PROPERTIES/DOLLAR               Com Opt 15      Per      0.00
                           4014 CLARK AVENUE                     Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78223-

        (210)804-1317      CLOTH WORLD #62                       Com Opt 15      Per      0.00
                           1526 AUSTIN HIGHWAY                   Add Opt  0      Per      0.00
                           SAN ANTONIO       TX    78218-

        (210)675-1296      CLOTH WORLD #90                       Com Opt 15      Per      0.00
                           8125 MEADOWLEAF                       Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78227-

        (210)635-8831      COUNTRYSIDE ICE STATION               Com Opt 15      Per      0.00
                           14028 HWY 181 SOUTH                   Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78222-

        (210)534-6431      DAIRY QUEEN                           Com Opt 15      Per      0.00
                           2282 S.E. MILITARY DRIVE              Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78223-

        (210)434-1536      DUNKIN DONUTS                         Com Opt 15      Per      0.00
                           1571 BANDERA ROAD                     Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78228-

        (210)675-5666      DUNKIN DONUTS                         Com Opt 15      Per      0.00
                           7000 WEST MILITARY DRIVE              Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78228-

        (210)308-0236      DUNKIN DONUTS                         Com Opt 15     Per      0.00
                           5129 WEST AVENUE                      Add Opt  0      Per      0.00
                           SAN ANTONIO     TX      78228-

        (210)773-4464      EL MERCADO                            Com Opt 15     Per      0.00
        (210)773-4600      2323 NORTH MAIN                       Add Opt  0      Per      0.00
        (210)773-5019      EAGLE PASS      TX      78852-

                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

     Account Number             Account Name                          Date:  05/02/96

        10                 SAN ANTONIO

     PayPhone Number(s)         Location Information

        (210)434-0953      HIGHWAY 90 QUIK STOP                  Com Opt 2       Per    27.00
        (210)434-5724      1007 OLD HIGHWAY 90 WEST              Add Opt 0       Per     0.00
        (210)434-5745      SAN ANTONIO       TX   78237-
        (210)434-3360

        (210)534-7615      JOSEPH'S CAR WASH                     Com Opt 15      Per     0.00
                           1248 S. ST. MARY'S                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78210-

        (210)308-0243      KENTUCKY FRIED CHICKEN                Com Opt 15      Per     0.00
                           4310 VANCE JACKSON                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78230-

        (210)599-7745      LITTLE CEASARS #1                     Com Opt 15     Per     0.00
                           13954 NACAGODOCHES                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78217-

        (210)666-0209      LULAC EAST PARK PLACE                 Com Opt 15      Per     0.00
                           4619 DIETRICH ROAD                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78219-

        (210)922-9094      M-CO DISCOUNT AUTO SUPPLY             Com Opt 2       Per    25.00
                           2423 PALO ALTO                        Add Opt 0       Per     0.00
                           SAN ANTONIO     TX      78211-

        (210)534-3529      PATTY'S TACO HOUSE                    Com Opt 15      Per     0.00
                           2422 SOUTH HACKBERRY                  Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78210-

        (210)734-6523      POP IN GO VIDEO                       Com Opt 15      Per     0.00
                           3655 FREDERICKSBURG ROAD              Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78201-

        (210)675-2614      POP IN GO VIDEO                       Com Opt 15      Per     0.00
                           7121 HWY 90 WEST                      Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78245-

        (210)509-0003      R. TREVINO CONST/CAR WASH             Com Opt 15      Per     0.00
                           4319 CALLAGHAN                        Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78228-

        (210)534-7520      SANTOS MEAT MARKET                    Com Opt 15      Per     0.00
                           2820 NOGALITOS                        Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78225-







                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number               Account Name Date:                      05/02/96

        10                         SAN ANTONIO

     PayPhone Number(s)            Location Information
        (210)927-3182              SOLARIZE                      Com Opt 15      Per     0.00
                                   826 S.W. MILITARY DRIVE       Add Opt  0      Per     0.00
                                   SAN ANTONIO       TX    78221-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (210)436-6921              STAR IGA #27                  Com Opt 15      Per     0.00
        (210)436-6855              6137 GENERAL MCMULLEN         Add Opt  0      Per     0.00
        (210)436-6724              SAN ANTONIO       TX    78220-

        (210)927-6542              STAR IGA #28                  Com Opt 15      Per     0.00
        (210)927-6547              2651 S.W. MILITARY            Add Opt  0      Per     0.00
        (210)927-6524              SAN ANTONIO       TX    78224-

        (210)804-0469              SUPERIOR CAR WASH             Com Opt 15      Per     0.00
                                   1024 AUSTIN HIGHWAY           Add Opt  0      Per     0.00
                                   SAN ANTONIO       TX    78209-

        (210)927-6193              TAQUERIA GUADALAUJARA         Com Opt 13      Per     0.00
                                   7150 NEW LAREDO HIGHWAY       Add Opt  0      Per     0.00
                                   SAN ANTONIO      TX     78211-

        (210)733-8007              THE HAPPY HUT                 Com Opt 15      Per     0.00
                                   1902 WEST AVENUE              Add Opt  0      Per     0.00
                                   SAN ANTONIO      TX     78210-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (512)306-1168              ZUZU'S RESTAURANT             Com Opt 15      Per     0.00
                                   3633 BEE CAVE ROAD            Add Opt  0      Per     0.00
                                   AUSTIN           TX     78746-

        (210)341-9348              ZUZU'S RESTURANT              Com Opt 15      Per     0.00
                                   2267 N.W. MILITARY HWY        Add Opt  0      Per     0.00
                                   SAN ANTONIO      TX     78213-


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number                     Account Name                 Date:  05/02/96

          8000                     MEDICAL CITY

     PayPhone Number(s)            Location Information

        (214)934-4961              10 A ELEVATOR                 Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)490-7944              11 A ELEVATOR                 Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)490-0979              12A ELEVATOR                  Com Opt 6       Per     0.00
        (214)490-7901              HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)934-4953              2 A BACK ELEVATOR             Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)934-4948              2 A FATHERS WAITING           Com Opt 6       Per     0.00
        (214)934-4949              HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DaLLAS  TX

        (214)490-7906              3AICU/CCU WAITING             Com Opt 6       Per     0.00
        (214)934-4940              HUMANA HOSPITAL               Add Opt 0       Per     0.00
        (214)934-4989              DALLAS  TX
        (214)934-4990

        (214)490-7945              3RD FLOOR NORTH WAITING       Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)934-4955              4 A ELEVATOR                  Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)934-4958              5 A ELEVATOR                  Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)934-4944              5 NORTH WAITING               Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX

        (214)934-4956              6 A ELEVATOR                  Com Opt 6       Per     0.00
                                   HUMANA HOSPITAL               Add Opt 0       Per     0.00
                                   DALLAS  TX



                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number               Account Name                       Date:  05/02/96

          8000                    MEDICAL CITY

          PayPhone Number(s)           Location Information
        (214)934-4957         7 A ELEVATOR                       Com Opt 6       Per     0.00
                              HUMANA HOSPITAL                    Add Opt 0       Per     0.00
                              DALLAS  TX

        (214)934-4959         8 A ELEVATOR                       Com Opt 6       Per     0.00
                              HUMANA HOSPITAL                    Add Opt 0       Per     0.00
                              DALLAS  TX

        (214)934-4960         9 A ELEVATOR                       Com Opt 6       Per     0.00
                              HUMANA HOSPITAL                    Add Opt 0       Per     0.00
                              DALLAS  TX

        (214)490-7934         EMERGENCY ROOM                     Com Opt 6       Per     0.00
        (214)490-7935         HUMANA HOSPITAL                    Add Opt 0       Per     0.00
                              DALLAS  TX

        (214)490-7946         LOBBY                              Com Opt 6       Per     0.00
        (214)934-4941         HUMANA HOSPITAL                    Add Opt 0       Per     0.00
        (214)934-4942         DALLAS  TX
        (214)934-4943


                                                                     EXHIBIT B 3

                                   EXHIBIT C
                                  BILL OF SALE

        This Bill of Sale is given to acknowledge and memorialize that AMTEL COMMUNICATIONS, INC., a California corporation, AMTEL COMMUNICATIONS SERVICES, INC., a California corporation, AMTEL COMMUNICATION CORRECTIONAL FACILITIES, INC., a California corporation, AMTEL COMMUNICATIONS PAYPHONES, INC., a California corporation, and ACI-HDT SUPPLY COMPANY, a California corporation (hereinafter collectively referred to as "Seller"), whose principal place of business is 5452 Oberlin Drive, Suite B, San Diego, California 92121), does hereby sell, assign, transfer and deliver to PHONETEL TECHNOLOGIES, INC., an Ohio corporation, whose principal place of business is located at 650 Statler Office Tower, 1127 Euclid Avenue, Cleveland, Ohio 44115-1601 ("Buyer"), for the sum of $7,000,000, together with ______ shares of the Buyer's Common Stock, plus California State Sales Tax in the amount of $___________, receipt of which is hereby acknowledged, the following categories of tangible and intangible property of Seller:

1.0 HARD ASSETS. All of Seller's pay telephones, pay telephone equipment and related components, pedestals, enclosures, accessories, and other inventory, goods, fixtures, furniture, vehicles, office equipment, trade fixtures, and/or equipment which are not specifically identified or described as Reserved Assets on "Exhibit 1" attached hereto.

2.0 LOCATION AGREEMENTS. All of Seller's right, title, interest, and claim arising under the site location Agreements identified on "Exhibit 2" attached hereto and incorporated herein by this reference.

3.0 OTHER GENERAL INTANGIBLES. All trademarks, trade names, copyrights, trade secrets, good will, patents, computer tapes, customer lists, documents containing names, addresses, telephone numbers and other information regarding Seller's customers, subscribers, tapes, programs, print outs, disks, and other material and documents relating to the recording or analyzing of any of the foregoing; together with all rights title and interest to network contracts, customer contracts for the furnishing by Seller of Telecommunication Services, and billing and collection contracts; and all records, documents relating to any and all of the foregoing, including, without limitation, all records in the form of writing, microfilm, microfiche, tape or electronic media.

4.0 CHOSES IN ACTION. All choses in action, or rights to recover money or property from any person or entity, arising out

                                   EXHIBIT C
of, or related to actual or claimed violations of the automatic stay (11 U.S.C. sec. 362(a)), together with any and all causes of action or claims which could otherwise have been asserted by Seller based upon any breach of contract, wrongful interference with the Business, or any other act or omission committed, or omitted (other than a failure to pay an account receivable or money otherwise payable to Seller), in connection with the Business which acts were committed, or omitted at any time prior to the date of this Bill of Sale.

5.0 DEPOSITS. Any and all deposits of cash made by Seller with any person or entity, other than deposits made to landlords with respect to Seller's obligations under leases which are not assumed by Buyer pursuant to the terms of this Agreement.

        The tangible and intangible property hereindescribed are sold and transferred to Buyer on a "where-is, as-is" basis and Seller makes no warranties whatsoever to Buyer in connection with this sale, other than the warranty of authority set forth in the following paragraph.

        Seller warrants and represents that (1) the sale memorialized by this Bill of Sale has been authorized by that certain "[title of the Enabling Order)" entered by the United States Bankruptcy Court for the Southern District of California in its consolidated case number 95-08253-A11; and (2) that the aforesaid order has not been reversed, modified, or amended without the Buyers consent and is not the subject of any stay.


Dated:__________________                AMTEL COMMUNICATIONS, INC.
                                        A California Corporation



                                        By:_____________________________
                                           Alan C. Kaniss, General Manager



                                   EXHIBIT C

                                   EXHIBIT 1
                                TO BILL OF SALE
                              DATED _______, 1996

                                RESERVED ASSETS

        The "Reserved Assets" consist of all of the following categories of tangible and intangible property of Seller:

1.0 HARD ASSETS. All of the pay telephones, pay telephone equipment and related components, pedestals, enclosures, accessories and related inventory which is part of:

     1.1 The "Elcotel Sequestered Collateral" described on "Exhibit 1.1" attached hereto;

     1.2 The Protel "Surplus Inventory" described on "Exhibit 1.2" attached hereto; or,

     1.3 The "Released Payphones" described in "Exhibit 1.3" attached hereto which will be returned to Texas Coin Phone, a Texas general partnership.

2.0 LOCATION AGREEMENTS. All of Seller's right, title, interest and claim arising out of any of the site location agreements applicable to any of the Released Payphones described in "Exhibit 1.3" attached hereto and incorporated herein by this reference.

3.0     OTHER GENERAL INTANGIBLES.

     3.1 Any and all telephone accounts, and accounts receivable arising from telecommunications services rendered to an end user prior to the Closing Date (the "End User Accounts") to a regional Bell operating company, a Bell operating company, local exchange company, credit card company or provider of local telephone services (each a "LEC") for billing, collection and rights in and to any of the telephone receivables, debts, and other accounts payable to Seller by any LEC and all cash and noncash proceeds from the foregoing, which first arose prior to the Effective Date of the Agreement, and remain uncollected as of the date of this Bill of Sale;

     3.2  All of Seller's cash and cash equivalents;

     3.3  All rights with respect to insurance policies owned by Seller; and

     3.4  All tax or other refund claims held by Seller against


                                   EXHIBIT 1
          any governmental agency, subdivision or unit.

4.0 CHOSES IN ACTION. Any and all causes of action or entitlement to recover money or property against any person or entity which may be asserted by Seller pursuant to any of the provisions of Chapter 5 of the United States Bankruptcy Code ("Title 11 U.S.C."). This includes, without limitation, the adversary proceedings now pending in the Bankruptcy Court against the following
Defendants: Scott Mitchell, an individual, dba Payphones USA, Inc. (Adv. Case No. 95-90805); Mountain States Payphones (Adv. Case No. 95-90805); Orange County Wings, et al. (Adv. Case No. 95-90805); Randy Kuhlmann (Adv. Case No. 96-90245); David Darling (Adv. Case No. 96-90275); Four-Star Cinema, Inc., a California Corporation dba Family Four Cinemas (Adv. Case No. 96-90318); Austin Entertainment Group, Inc., a Texas Corporation dba The Roxy (Adv. Case No. 96-90349); Pacific Bell, (Public Utilities Commission Case No. 95-08-062); AT&T Communications, Inc., a Delaware Corporation; AT&T Corp., a New York Corporation; AT&T Communications Interexchange Companies, an association or business entity, form unknown (Adv. Case No. 96-90318)

5.0 DEPOSITS. All deposits given to landlords for leases which have not been assumed by the Buyer pursuant to the terms of this Agreement.


                                    EXHIBIT 1

                                   EXHIBIT D

                              ASSUMBD OBLIGATIONS

        Obligations arising from Amtel's right, title, interest, and claim arising under all of Amtel's pay telephone the site location Agreements other than the site location agreements for the pay telephone identified on Exhibit B-3 of this Agreement attached hereto and incorporated herein by this reference, to the extent that the obligations arise or accrue on or after the Closing Date.


                                    EXHIBIT D

                                   EXHIBIT E

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Said securities may not be sold or transferred in the absence of such registration or an opinion of counsel, reasonably satisfactory to the issuer, that such sale or transfer is exempt from the registration provisions of said act or laws.

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number           Account Name                        Date:  05/02/96

        11                    HOUSTON (TELEPROFITS)

       PayPhone Number(s)      Location Information
        (713)524-8044         BLODGETT FISH MARKET               Com Opt 15      Per     0.00
                              2603 BLODGETT                      Add Opt  0      Per     0.00
                              HOUSTON         TX      77004-

        (713)774-2083         BRAEBURN LIQUOR                    Com Opt 16      Per     0.00
                              9906 SOUTH GESSNER                 Add Opt  0      Per     0.00
                              HOUSTON         TX      77071-

        (713)232-0934         BRAZOS BEND SHELL                  Com Opt 2       Per     30.00
        (713)232-0949         1010 JACKSON                       Add Opt 0       Per      0.00
                              RICHMOND        TX      77469-

                                                                 Com Opt 15      Per      0.00
                                                                 Add Opt  0      Per      0.00

        (713)228-2745         CAFE EVITA'S                       Com Opt 13      Per      0.00
                              1246 LORRAINE                      Add Opt  0      Per      0.00
                              HOUSTON         TX      77009-

        (713)954-7228         CAMERON H. BEVIS TRUST#50          Com Opt 2       Per     20.00
                              6234 RICHMOND                      Add Opt 0       Per      0.00
                              HOUSTON         TX

        (713)921-7205         CATRACHITAS LOUNGE                 Com Opt 15      Per      0.00
                              211 WAYSIDE                        Add Opt  0      Per      0.00
                              HOUSTON         TX      77011-


                                                                 Com Opt 13      Per      0.00
                                                                 Add Opt  0      Per      0.00

        (713)534-6194         CORTEZ AUTO REPAIR                 Com Opt 2       Per     30.00
                              2902 MAIN                          Add Opt 0       Per      0.00
                              DICKENSON       TX      77539-

        (713)941-1467         COUNTRY LIQUOR                     Com Opt 2       Per     20.00
                              11017 FUQUA                        Add Opt 0       Per      0.00
                              HOUSTON         TX      77089-

        (713)988-1063         COURTYARDS ON HILLCROFT            Com Opt 2       Per     30.00
        (713)988-1421         7303 HILLCROFT                     Add Opt 0       Per      0.00
                              HOUSTON         TX      77081-

        (713)869-8624         CRYSTAL DETAIL SHOP                Com Opt 16      Per      0.00
                              7503 N. MAIN STREET                Add Opt  0      Per      0.00
                              HOUSTON         TX      77022-



                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts


     Account Number             Account Name                       Date:  05/02/96

        11                    HOUSTON (TELEPROFITS)

PayPhone Number(s)            Location Information
        (713)991-0106         CRYSTAL SPRINGS APARTMENT          Com Opt 16      Per     0.00
                              5900 SELINSKY                      Add Opt  0      Per     0.00
                              HOUSTON            TX      77048-

        (713)228-2742         CULLEN & POLK TEXACO               Com Opt 16      Per     0.00
                              4104 POLK                          Add Opt  0      Per     0.00
                              HOUSTON            TX      77023-

        (713)643-0695         CULLEN TIRE MART                   Com Opt 16      Per     0.00
                              6525 BELLFORT                      Add Opt  0      Per     0.00
                              HOUSTON             TX     77087-

        (713)643-3573         DAIRY MAID                         Com Opt 15      Per     0.00
                              7102 BELLFORT                      Add Opt  0      Per     0.00
                              HOUSTON             TX     77087-

        (713)587-9504         DISCOS LATINOS                     Com Opt 15      Per     0.00
                              12325 VETERANS MEMORIAL DRIVE      Add Opt  0      Per     0.00
                              HOUSTON             TX     77014-

        (713)869-8192         DISCOUNT LIQUOR #5                 Com Opt 2       Per    25.00
                              1003 1/2 ENID                      Add Opt 0       Per     0.00
                              HOUSTON             TX     77009-

        (713)464-9909         DOW PHARMACY                       Com Opt 16      Per     0.00
                              8800 LONG POINT                    Add Opt  0      Per     0.00
                              HOUSTON             TX     77055-

        (713)480-9924         EL DORADO MINI  MART               Com Opt 16      Per     0.00
                              375 EL DORADO                      Add Opt  0      Per     0.00
                              WEBSTER             TX     77598-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt 0       Per     0.00

        (713)921-5032         EL PETATE RESTAURANT               Com Opt 16      Per     0.00
                              7433 CANAL                         Add Opt  0      Per     0.00
                              HOUSTON             TX     77011-

        (713)455-0070         ELITE WASHATERIA                   Com Opt 2       Per    25.00
                              818 UVALDE                         Add Opt 0       Per     0.00
                              HOUSTON TX                 77015-

                                                                 Com Opt 16      Per     0.00
                                                                 Add Opt  0      Per     0.00




                                                                    EXHIBIT B  3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number           Account Name Date:                           05/02/96

        11               HOUSTON (TELEPROFITS)

      PayPhone Number(s)      Location Information
        (713)669-7662         FRUITLANDIA                        Com Opt 16      Per     0.00
                              3818 LINK VALLEY                   Add Opt  0      Per     0.00
                              HOUSTON           TX      77025-

                                                                 Com Opt  2      Per    20.00
                                                                 Add Opt  0      Per     0.00

        (713)954-9475         GOOD EATS RESTAURANT               Com Opt 15      Per     0.00
                              11129 WESTHEIMER                   Add Opt  0      Per     0.00
                              HOUSTON           TX      77042-

        (713)941-8751         GUADALAJARA MEAT MARKET            Com Opt 15      Per     0.00
                              3808 S. SHAVER                     Add Opt  0      Per     0.00
                              HOUSTON           TX      77587-

        (409)986-7994         GULF HOLIDAY R.V. PARK             Com Opt 15      Per     0.00
                              8330 HIGHWAY 6                     Add Opt  0      Per     0.00
                              HITCHCOCK         TX      77563-

        (713)988-2739         HARRISONS BARBER SHOP              Com Opt 15      Per     0.00
                              1010-H BISSONET                    Add Opt  0      Per     0.00
                              HOUSTON           TX      77036-

        (713)869-8308         HEIGHTS TERRACE APARTMENT          Com Opt 15      Per     0.00
                              1449 HEIGHTS                       Add Opt  0      Per     0.00
                              HOUSTON           TX      77009-

        (713)228-3178         HONEY COMB DRIVE IN                Com Opt 2       Per    30.00
                              115 A PALMER                       Add Opt 0       Per     0.00
                              HOUSTON           TX      77003-

        (713)988-7560         HOUSTON BAPTIST UNIVERSITY         Com Opt 2       Per    20.00
        (713)988-5845         7502 FONDREN ROAD                  Add Opt 0       Per     0.00
        (713)988-3078         HOUSTON           TX      77074-
        (713)988-4038
        (713)988-7433
        (713)988-2366
        (713)988-7516
        (713)988-4235
        (713)988-3950

        (713)954-9059         INDIA GROCERS                      Com Opt 16      Per     0.00
                              5604 HILLCROFT                     Add Opt  0      Per     0.00
                              HOUSTON   TX      77036-

                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number      Account Name Date:                                05/02/96

          11          HOUSTON (TELEPROFITS)

     PayPhone Number(s)       Location Information
        (713)988-6128      INDIA GROCERS                         Com Opt 15      Per     0.00
                           9683 SOUTHWEST FREEWAY                Add Opt  0      Per     0.00
                           HOUSTON      TX

        (713)464-9750      J & J TIRE SHOP                       Com Opt 2       Per    25.00
                           8117 LONG POINT                       Add Opt 0       Per     0.00
                           HOUSTON      TX           77055-

        (713)455-9782      JACK IN THE BOX                       Com Opt 15      Per     0.00
                           1395 FEDERAL ROAD                     Add Opt  0      Per     0.00
                           HOUSTON      TX           77015-

        (713)921-0098      JEANIE'S LIQUOR STORE                 Com Opt 15      Per     0.00
                           4801 CANAL                            Add Opt  0      Per     0.00
                           HOUSTON      TX           77011-

        (713)228-0817      JESSE GALINDO PHILLIPS 66             Com Opt 16      Per     0.00
                           2303 NORTH MAIN                       Add Opt  0      Per     0.00
                           HOUSTON      TX           77009-

        (713)751-0640      JORDON'S WASHATERIA                   Com Opt 2       Per    25.00
                           2722 NAPOLEAN                         Add Opt 0       Per     0.00
                           HOUSTON      TX           77004-

        (713)692-9669      KEE'S FULTON GROCERY                  Com Opt 2       Per    25.00
                           9812 FULTON                           Add Opt 0       Per     0.00
                           HOUSTON      TX

        (713)590-6778      KETTLE RESTAURANT                     Com Opt 6       Per     0.00
        (713)590-5895      15360 KENNEDY BLVD                    Add Opt 0       Per     0.00
                           HOUSTON      TX

        (713)524-6773      KING COLE LIQUOR                      Com Opt 2       Per    20.00
        (713)524-8714      1802 RICHMAND AVENUE                  Add Opt 0       Per     0.00
                           HOUSTON      TX           77098-

        (713)575-7170      KING SOLOMANS SVC                     Com Opt 16      Per     0.00
        (713)575-7148      12313 BELLAIRE                        Add Opt  0      Per     0.00
                           HOUSTON      TX           77072-

        (713)669-7670      L & L AUTOMOTIVE                      Com Opt 2       Per    25.00
        (713)669-7671      10722 SOUTH MAIN STREET               Add Opt 0       Per     0.00
                           HOUSTON      TX           77025-

        (713)228-2735      L & L FOOD STORE                      Com Opt 2       Per    25.00
                           1423 GREGG                            Add Opt 0       Per     0.00
                           HOUSTON TX                77020-


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number               Account Name                       Date:  05/02/96

        11                  HOUSTON (TELEPROFITS)

     PayPhone Number(s)       Location Information
        (713)688-9754       LA AZTECA                            Com Opt 2       Per    25.00
                            7635 LONG POINT                      Add Opt 0       Per     0.00
                            HOUSTON     TX      77055-

        (713)699-2984       LA MICHOACANA                        Com Opt 16      Per     0.00
        (713)699-2985       7502 FULTON                          Add Opt  0      Per     0.00
                            HOUSTON     TX      77022-

        (713)575-7191       LA MORELIANA                         Com Opt 16      Per     0.00
        (713)575-7193       10769 BELLFORT                       Add Opt  0      Per     0.00
                            HOUSTON     TX      77099-

        (713)464-9755       LA RAZA LIQUOR STORE                 Com Opt 2       Per    25.00
                            1851 BINGLE                          Add Opt 0       Per     0.00
                            HOUSTON     TX      77055-

        (713)455-9867       LAMP LIGHT TERRACE                   Com Opt 15      Per     0.00
                            1110 KEYPORT LANE                    Add Opt  0      Per     0.00
                            HOUSTON     TX      77015-

        (713)855-7961       LANGHAM CREEK HI SCHOOL              Com Opt 2       Per    20.00
        (713)855-7962       17610 RM 529                         Add Opt 0       Per     0.00
                            HOUSTON     TX      77095-

        (713)579-9962       LIQUOR MART #4                       Com Opt 16      Per     0.00
                            964 SOUTH FRY ROAD                   Add Opt  0      Per     0.00
                            KATY        TX      77450-

                                                                 Com Opt  2  Per  25.00
                                                                 Add Opt  0  Per 0.00

        (713)643-0294       MAHERS SERVICE STATION               Com Opt 2       Per    25.00
                            6399 LONG DRIVE                      Add Opt 0       Per     0.00
                            HOUSTON     TX      77087-

        (713)524-8581       MAI HAN CAFE                         Com Opt 15      Per     0.00
                            3316 MILAM                           Add Opt  0      Per     0.00
                            HOUSTON     TX      77006-

        (713)228-2734       MARKET STREET GROCERY                Com Opt 15      Per     0.00
                            3806 MARKET STREET                   Add Opt  0      Per     0.00
                            HOUSTON     TX      77020-

        (713)228-0816       MAS DISTRIBUTORS                     Com Opt 16      Per     0.00
                            2221 FULTON                          Add Opt  0      Per     0.00
                            HOUSTON     TX      77009-


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number           Account Name Date:                           05/02/96

        11                 HOUSTON (TELEPROFITS)

     PayPhone Number(s)       Location Information
        (713)455-9839      MATAMOROS MEAT MARKET                 Com Opt 15      Per     0.00
                           14660 WILLISVILLE                     Add Opt  0      Per     0.00
                           HOUSTON      TX      77015-

        (713)688-9847      MEMORIAL MARKET                       Com Opt 2       Per    30.00
        (713)688-9844      7925 KATY FREEWAY                     Add Opt 0       Per     0.00
                           HOUSTON      TX      77055-

        (713)232-0959      MR SEAFOOD MARKET                     Com Opt 16      Per     0.00
                           2309 AVENUE H                         Add Opt  0      Per     0.00
                           ROSENBERG    TX      77471-

        (713)590-4034      NABEL SUPERMARKET                     Com Opt 15      Per     0.00
                           4303 CHARRITON                        Add Opt  0      Per     0.00
                           HOUSTON      TX      77039-

        (713)691-5451      OXFORD PLACE APARTMENTS               Com Opt 15      Per     0.00
        (713)691-5443      605 BERRY ROAD                        Add Opt  0      Per     0.00
                           HOUSTON      TX      77022-

        (713)524-6860      PARK PLAZA HOSPITAL                   Com Opt 13      Per     0.00
        (713)524-6862      1313 HERMAN DRIVE                     Add Opt  2      Per    15.00
        (713)524-6890      HOUSTON      TX      77004-
        (713)524-6733
        (713)524-6756
        (713)524-6794
        (713)524-6894
        (713)524-6672
        (713)524-6769
        (713)524-6841
        (713)524-6944
        (713)524-6948
        (713)524-6950
        (713)524-6753
        (713)524-6801
        (713)524-6762

        (713)869-8085   PONDEROSA APARTMENTS                     Com Opt 15      Per     0.00
                        214 W. 17TH                              Add Opt  0      Per     0.00
                        HOUSTON         TX      77008-

        (713)741-8075   QUICK PICK FOOD STORE                    Com Opt 2       Per    20.00
        (713)741-8074   4438 GRIGGS                              Add Opt 0       Per     0.00
                        HOUSTON         TX      77021-



                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

     Account Number              Account Name                       Date:  05/02/96

           11               HOUSTON (TELEPROFITS)

     PayPhone Number(s)            Location Information
        (713)928-7976       QUICK STORE                          Com Opt 2       Per    30.00
        (713)928-8192       91 SOUTH LOCKWOOD                    Add Opt 0       Per     0.00
                            HOUSTON     TX      77011-

        (713)587-9481       RAMADA LIMITED                       Com Opt 16      Per     0.00
                            15725 BAMMEL VILLAGE DRIVE           Add Opt  0      Per     0.00
                            HOUSTON     TX      77014-

                                                                 Com Opt 16      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (713)524-8732      SAM'S BURGER/LAN PHAM                 Com Opt 2       Per    25.00
                           4320 ALMEDA                           Add Opt 0       Per     0.00
                           HOUSTON       TX     77004-

        (713)434-0879      SAM'S TEXACO                          Com Opt 16      Per     0.00
                           4515 WEST FUQUA                       Add Opt  0      Per     0.00
                           HOUSTON      TX      77045-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (713)731-0601      SANDY'S CAR CARE CENTER               Com Opt 2       Per    25.00
                           11226 CULLEN                          Add Opt 0       Per     0.00
                           HOUSTON      TX      77047-

        (713)534-6443      SHAW GAS MART                         Com Opt 16      Per     0.00
        (713)534-6524      2901 HIGHWAY 3                        Add Opt  0      Per     0.00
                           DICKENSON    TX      77539-

        (713)991-7901      SHOP & LO                             Com Opt 15      Per     0.00
                           10855 TELEPHONE ROAD                  Add Opt  0      Per     0.00
                           HOUSTON      TX      77075-

        (713)434-0830      SM FOOD MART #2                       Com Opt 16      Per     0.00
        (713)434-0838      15216 SOUTH POST OAK                  Add Opt  0      Per     0.00
                           HOUSTON      TX      77053-

        (713)671-9885      SNOW FLAKE DONUT                      Com Opt 15      Per     0.00
                           5205 LOCKWOOD                         Add Opt  0      Per     0.00
                           HOUSTON      TX      77026-

        (713)721-3831      SOUTH MAIN GARAGE                     Com Opt 2       Per    20.00
                           14301 SOUTH MAIN                      Add Opt 0       Per     0.00
                           HOUSTON      TX      77035-

                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

     Account Number          Account Name                            Date:  05/02/96

        11                 HOUSTON (TELEPROFITS)

     PayPhone Number(s)       Location Information
        (713)464-9735      SOUTHERN GROCERY                      Com Opt 15      Per     0.00
                           10070 LONG POINT                      Add Opt  0      Per     0.00
                           HOUSTON      TX      77055-

                                                                 Com Opt 16      Per     0.00
                                                                 Add Opt 0       Per     0.00

                                                                 Com Opt 2       Per    20.00
                                                                 Add Opt 0       Per     0.00

        (409)740-3805     STOP AND SHOP                          Com Opt 15      Per     0.00
        (409)740-2795     5201 BROADWAY                          Add Opt  0      Per     0.00
                          GALVESTON     TX      77551-

        (713)447-9010     SUPERMERCADO LA MEXICANA               Com Opt 15      Per     0.00
                          11214 VETERANS MEMORIAL DRIVE          Add Opt  0      Per     0.00
                          HOUSTON       TX      77067-

        (713)988-5256     T & K CHINESE RESTAURANT               Com Opt 16      Per     0.00
                          9140 BELLAIRE                          Add Opt  0      Per     0.00
                          HOUSTON       TX      77036-

        (713)671-9850     T'S MINI MART                          Com Opt 2       Per    30.00
        (713)671-9811     3604 OATES ROAD                        Add Opt 0       Per     0.00
                          HOUSTON       TX      77013-

        (713)869-8436     TAQUERIA OCOTLAN                       Com Opt 16      Per     0.00
                          2523 AIRLINE                           Add Opt  0      Per     0.00
                          HOUSTON       TX      77009-

        (713)643-0911     THAI XUAN VILLAGE                      Com Opt 15      Per     0.00
                          8200 BROADWAY BLVD.                    Add Opt  0      Per     0.00
                          HOUSTON       TX      77061-

        (713)524-2342     THE CALIFORNIAN                        Com Opt 15      Per     0.00
                          1508 CALIFORNIA                        Add Opt  0      Per     0.00
                          HOUSTON       TX      77006-

        (713)228-2744     THE THREE COMPADRES                    Com Opt 16      Per     0.00
                          1912 NORTH MAIN                        Add Opt  0      Per     0.00
                          HOUSTON       TX

        (713)475-0779     THRIFT CITY #3                         Com Opt 15      Per     0.00
                          914 W. SOUTHMORE B                     Add Opt  0      Per     0.00
                          PASADENA      TX      77502-



                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

     Account Number         Account Name                            Date:  05/02/96

           11               HOUSTON (TELEPROFITS)

     PayPhone Number(s)            Location Information
        (713)688-9756      THU THU RESTAURANT                    Com Opt 2       Per    25.00
                           5015 A ANTOINE                        Add Opt 0       Per     0.00
                           HOUSTON           TX      77092-

        (713)434-8907      TOWNWOOD PHARMACY                     Com Opt 16      Per     0.00
                           4430 WEST OREM ROAD                   Add Opt  0      Per     0.00
                           HOUSTON           TX      77023-

        (713)671-9886      U & C FOOD STORE                      Com Opt 16      Per     0.00
        (713)671-9887      404 FIDELITY                          Add Opt  0      Per     0.00
                           HOUSTON           TX      77029-

        (713)464-9851      USA LIQUORS #2                        Com Opt 16      Per     0.00
                           10026A LONG POINT                     Add Opt 0       Per     0.00
                           HOUSTON            TX     77055-

                                                                 Com Opt 16      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (713)691-5586      VETTA'S SUPER TAMALE                  Com Opt 15      Per     0.00
                           3423 LAURA KOPPE                      Add Opt  0      Per     0.00
                           HOUSTON            TX     77093-

        (713)434-0841      WI BOUTIQUE                           Com Opt 16      Per     0.00
                           4437 W. FUQUE                         Add Opt  0      Per     0.00
                           HOUSTON           TX      77045-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (713)589-9856      WINDCHIMES CINEMA                     Com Opt 2       Per    20.00
                           13155 WESTHEIMER ROAD                 Add Opt 0       Per     0.00
                           HOUSTON TX

        (713)635-4981      WONDER SUPER MARKET                   Com Opt 2       Per    25.00
        (713)635-5956      4902 TIDDWELL                         Add Opt 0       Per     0.00
                           HOUSTON            TX     77016-


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number                Account Name Date:                      05/02/96

           3             DALLAS

     PayPhone Number(s)            Location Information
                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (214)372-8667      ANGELO'S FOOD MARKET                  Com Opt  6      Per     0.00
        (214)372-8620      3530 SUNNYVALE                        Add Opt  0      Per     0.00
                           DALLAS            TX      75216-

        (817)468-8039      ARLINGTON JET CENTER, INC             Com Opt 15      Per     0.00
        (817)468-8040      50701 S. COLLINS                      Add Opt  0      Per     0.00
                           ARLINGTON         TX      73018-

        (214)641-4821      BABY MART                             Com Opt 15      Per     0.00
                           2424 SOUTH CARRIER PKWY, 111          Add Opt  0      Per     0.00
                           GRAND PRAIRIE     TX      75051-

        (214)391-9991      BARBEC'S                              Com Opt  6      Per     0.00
                           1625 S. BUCKNER                       Add Opt  0      Per     0.00
                           DALLAS            TX

                                                                 Com Opt  6     Per      0.00
                                                                 Add Opt  0     Per      0.00

        (214)426-0464      BUD'S SALADS INC.                     Com Opt 15      Per     0.00
                           2428 HARRISON                         Add Opt  0      Per     0.00
                           DALLAS            TX      75815-

        (214)306-9597      CENTERPOINT APTS                      Com Opt 6       Per     0.00
                           2626 FRANKFORT                        Add Opt 0       Per     0.00
                           DALLAS            TX      75287-

        (214)372-8654      CLASSIC CAR WASH                      Com Opt 2       Per    25.00
                           4870 SUNNYVALE                        Add Opt 0       Per     0.00
                           DALLAS            TX      75216-

        (214)340-4702      CLASSIC CAR WASH                      Com Opt 2       Per    25.00
                           8206 FOREST LAND                      Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)381-8816      CLASSIC CAR WASH                      Com Opt 2       Per    25.00
                           6204 SAMUELS                          Add Opt 0       Per     0.00
                           DALLAS            TX

        (817)926-8962      D SUPER WASH                          Com Opt 4       Per    50.00
        (817)926-5171      2801 HEMPHILL                         Add Opt 0       Per     0.00
                           FORT WORTH        TX      76110-

                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number                Account Name Date:                      05/02/96

          3                DALLAS

     PayPhone Number(s)            Location Information
        (817)625-5231      D SUPER WASH #2                       Com Opt  4      Per    50.00
                           3710 DECATUR STREET                   Add Opt  0      Per     0.00
                           FORT WORTH        TX      76106-

        (817)861-3254      DAYS INN                              Com Opt  2      Per    20.00
                           910 NORTH COLLINS                     Add Opt  0      Per     0.00
                           ARLINGTON         TX      76011-

        (817)595-4954      DSR AUTOMOTIVE INC.                   Com Opt 15      Per     0.00
        (817)595-4949      7537 JACK NEWELL BLVD. N.             Add Opt  0      Per     0.00
        (817)595-4691      FORT WORTH        TX      76118-


                                                                 Com Opt  2      Per    20.00
                                                                 Add Opt  0      Per     0.00

        (214)841-9842      EL TAQUITO                            Com Opt  6      Per     0.00
                           5427 EAST GRANT                       Add Opt  0      Per     0.00
                           DALLAS            TX

        (214)864-1690      FLEMING FOOD                          Com Opt  2      Per    20.00
        (214)864-1885      DISTRIBUTION CENTER                   Add Opt  0      Per     0.00
        (214)864-1995      GARLAND           TX      75041-
        (214)278-7384
        (214)864-8475

        (214)301-9941      GOLDEN CHICK                          Com Opt 14      Per     0.00
                           445 W. ARAPAHO ROAD                   Add Opt  0      Per     0.00
                           RICHARDSON        TX      75083-

        (214)276-2481      GOOD SHEPHERD SCHOOL                  Com Opt 15      Per     0.00
                           214 SOUTH GARLAND AVENUE              Add Opt  0      Per     0.00
                           GARLAND           TX      75040-

                                                                 Com Opt  6      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (214)426-0499      HOTEL NEWLAND                         Com Opt 15      Per     0.00
                           1108 S. AKARD                         Add Opt  0      Per     0.00
                           DALLAS            TX      75215-

        (214)944-5549      ILLINOIS CAR WASH                     Com Opt  6      Per     0.00
                           213 W. ILLINOIS                       Add Opt  0      Per     0.00
                           DALLAS            TX      75224-


                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

     Account Number               Account Name                        Date:  05/02/96

           3               DALLAS

     PayPhone Number(s)            Location Information
        (214)353-8575      JEFF'S GEM CAR WASH                   Com Opt 14      Per     0.00
                           3143 INWOOD                           Add Opt  0      Per     0.00
                           DALLAS       TX      75235-

        (214)613-7308      JET WASH DEPOT                        Com Opt 15      Per     0.00
                           2530 BIG TOWN BLVD.                   Add Opt  0      Per     0.00
                           MESQUITE     TX      75150-

        (214)381-8831      M & J FOODS                           Com Opt  6      Per     0.00
        (214)381-8842      4441 LAWNVIEW                         Add Opt  0      Per     0.00
                           DALLAS       TX      75227-

        (214)272-8563      MEMORIAL HOSP GARLAND                 Com Opt  2      Per    25.00
        (214)276-0584      2300 MARIE CURIE                      Add Opt  0      Per     0.00
        (214)276-5981      GARLAND      TX
        (214)276-7090
        (214)276-7383
        (214)276-8571
        (214)276-8787
        (214)276-8652

                                                                 Com Opt  6      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (214)709-3112      PARK VILLAGE                          Com Opt  6      Per     0.00
                           7575 WESTMORELAND                     Add Opt  0      Per     0.00
                           DALLAS       TX      75237-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (817)460-0184      PYRAMID MANAGEMENT CO                 Com Opt 15      Per     0.00
                           LAMAR EAST OFFICE TOWER               Add Opt  0      Per     0.00
                           ARLINGTON    TX      76011-

        (214)840-6205      ROB REEVES SERVICE CENTER             Com Opt 15      Per     0.00
                           2410 WEST MILLER ROAD                 Add Opt  0      Per     0.00
                           GARLAND      TX      75042-

        (817)649-9577      SUBWAY - ARLINGTON                    Com Opt  2      Per    20.00
                           921 SIX FLAG DRIVE                    Add Opt  0      Per     0.00
                           ARLINGTON    TX



                                                                     EXHIBIT B 3

                                Texas Coinphone
                             Company Owned Accounts

     Account Number                Account Name                       Date:  05/02/96

          3           DALLAS

     PayPhone Number(s)            Location Information
        (214)902-7903   SUBWAY - DALLAS                          Com Opt  2      Per    20.00
                        4347 W. NW HWY, #150                     Add Opt  0      Per     0.00
                        DALLAS          TX

        (817)668-5912   SUBWAY - GAINSVILLE                      Com Opt  2      Per    20.00
                        902 EAST HWY                             Add Opt  0      Per     0.00
                        GAINSVILLE,     TX

        (214)594-0109   SUITES INN                               Com Opt  2      Per    10.00
                        1701 W. AIRPORT BLVD.                    Add Opt  0      Per     0.00
                        IRVING          TX

        (214)939-1200   THE ADOLPHUS HOTEL                       Com Opt 13      Per     0.00
        (214)939-1210   1321 COMMERCE STREET                     Add Opt  0      Per     0.00
        (214)939-1212   DALLAS          TX    75052-
        (214)939-1211
        (214)939-1209
        (214)939-1208
        (214)939-1214
        (214)939-1218
        (214)939-1217
        (214)939-1215
        (214)939-1219
        (214)939-1216
        (214)939-1213
        (214)939-1232
        (214)939-1229
        (214)939-1230
        (214)939-1239
        (214)939-1231
        (214)939-1233
        (214)939-1228
        (214)939-1227
        (214)939-1223
        (214)939-1221
        (214)939-1220
        (214)939-1222
        (214)939-1205
        (214)939-1204
        (214)939-1207
        (214)939-1206
        (214)939-1240
        (214)939-1203
        (214)939-1201
        (214)939-1202
        (214)939-1224
        (214)939-1225
        (214)939-1226


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number             Account Name Date:                         05/02/96

           3            DALLAS

PayPhone Number(s)      Location Information
                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (214)306-1077      TOSCANA APTS                          Com Opt  6      Per     0.00
                           17910 KELLY BLVD.                     Add Opt  0      Per     0.00
                           DALLAS       TX    75287-

        (214)579-9457      UNIVERSITY OF DALLAS                  Com Opt  1      Per    20.00
        (214)579-3010      1845 EAST NORTHGATE DRIVE             Add Opt  0      Per     0.00
        (214)579-9960      IRVING       TX    75062-4799
        (214)579-9861
        (214)579-4915
        (214)579-9778

        (214)986-7141      VETERAN'S BINGO HALL                  Com Opt  2      Per    20.00
                           3200 SHADY GROVE                      Add Opt  0      Per     0.00
                           IRVING,      TX

        (214)320-5514      WATERHOLE CLUB                        Com Opt 15      Per     0.00
        (214)320-5526      3727 DILIDO #146                      Add Opt  0      Per     0.00
                           DALLAS       TX      75228-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (214)559-9176      ZUZU'S                                Com Opt 15      Per     0.00
                           3848 OAKLAWN                          Add Opt  0      Per     0.00
                           DALLAS      TX      75219-



                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number             Account Name Date:                         05/02/96

          10               SAN ANTONIO

     PayPhone Number(s)            Location Information
        (210)520-1260      ALAMO BLIMPIE #2                      Com Opt 15      Per     0.00
                           6766 INGRAM SQ SHOPPING CENTER        Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78238-

        (210)923-8479      AMBER APARTMENTS                      Com Opt 15      Per     0.00
                           131 WEST AMBER                        Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78221-

        (210)734-0309      ARBY'S                                Com Opt  2      Per    25.00
                           3696 FREDERICKSBURG ROAD              Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78201-

        (210)533-9384      BURKE PROPERTIES/DOLLAR               Com Opt 15      Per     0.00
                           4014 CLARK AVENUE                     Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78223-

        (210)804-1317      CLOTH WORLD #62                       Com Opt 15      Per     0.00
                           1526 AUSTIN HIGHWAY                   Add Opt  0      Per     0.00
                           SAN ANTONIO     TX    78218-

        (210)675-1296      CLOTH WORLD #90                       Com Opt 15      Per     0.00
                           8125 MEADOWLEAF                       Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78227-

        (210)635-8831      COUNTRYSIDE ICE STATION               Com Opt 15      Per     0.00
                           14028 HWY 181 SOUTH                   Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78222-

        (210)534-6431      DAIRY QUEEN                           Com Opt 15      Per     0.00
                           2282 S.E. MILITARY DRIVE              Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78223-

        (210)434-1536      DUNKIN DONUTS                         Com Opt 15      Per     0.00
                           1571 BANDERA ROAD                     Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78228-

        (210)675-5666      DUNKIN DONUTS                         Com Opt 15      Per     0.00
                           7000 WEST MILITARY DRIVE              Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78228-

        (210)308-0236      DUNKIN DONUTS                         Com Opt 15      Per     0.00
                           5129 WEST AVENUE                      Add Opt  0      Per     0.00
                           SAN ANTONIO     TX      78228-

        (210)773-4464      EL MERCADO                            Com Opt 15      Per     0.00
        (210)773-4600      2323 NORTH MAIN                       Add Opt  0      Per     0.00
        (210)773-5019      EAGLE PASS      TX      78852-


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number                Account Name Date:                      05/02/96

           10            SAN ANTONIO

PayPhone Number(s)            Location Information
        (210)434-0953      HIGHWAY 90 QUIK STOP                  Com Opt  2      Per    27.00
        (210)434-5724      1007 OLD HIGHWAY 90 WEST              Add Opt  0      Per     0.00
        (210)434-5745      SAN ANTONIO       TX    76237-
        (210)434-3360

        (210)534-7615      JOSEPH'S CAR WASH                     Com Opt 15      Per     0.00
                           1248 S. ST. MARY'S                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78210-

        (210)308-0243      KENTUCKY FRIED CHICKEN                Com Opt 15      Per     0.00
                           4310 VANCE JACKSON                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78230-

        (210)599-7745      LITTLE CEASARS #1                     Com Opt 15      Per     0.00
                           13954 NACAGODOCHES                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78217-

        (210)666-0209      LULAC EAST PARK PLACE                 Com Opt 15      Per     0.00
                           4619 DIETRICH ROAD                    Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78219-

        (210)922-9094      M-CO DISCOUNT AUTO SUPPLY             Com Opt  2      Per    25.00
                           2423 PALO ALTO                        Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78211-

        (210)534-3529      PATTY'S TACO HOUSE                    Com Opt 15      Per     0.00
                           2422 SOUTH HACKBERRY                  Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    76210-

        (210)734-6523      POP IN GO VIDEO                       Com Opt 15      Per     0.00
                           3655 FREDERICKSBURG ROAD              Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78201-

        (210)675-2614      POP IN GO VIDEO                       Com Opt 15      Per     0.00
                           7121 HWY 90 WEST                      Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78245-

        (210)509-0003      R. TREVINO CONST/CAR WASH             Com Opt 15      Per     0.00
                           4319 CALLAGHAN                        Add Opt  0      Per     0.00
                           SAN ANTONIO      TX     78228-

        (210)534-7520      SANTOS MEAT MARKET                    Com Opt 15      Per     0.00
                           2820 NOGALITOS                        Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78225-


                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number              Account Name Date:                        05/02/96

          10               SAN ANTONIO

     PayPhone Number(s)       Location Information
        (210)927-3182      SOLARIZE                              Com Opt 15      Per     0.00
                           826 S.W. MILITARY DRIVE               Add Opt  0      Per     0.00
                           SAN ANTONIO        TX   78221-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (210)436-6921      STAR IGA #27                          Com Opt 15      Per     0.00
        (210)436-6855      6137 GENERAL MCMULLEN                 Add Opt  0      Per     0.00
        (210)436-6724      SAN ANTONIO       TX    78220

        (210)927-6542      STAR IGA #28                          Com Opt 15      Per     0.00
        (210)927-6547      2651 S.W. MILITARY                    Add Opt  0      Per     0.00
        (210)927-6524      SAN ANTONIO       TX    78224-

        (210)804-0469      SUPERIOR CAR WASH                     Com Opt 15      Per     0.00
                           1024 AUSTIN HIGHWAY                   Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78209-

        (210)927-6193      TAQUERIA GUADALAUJARA                 Com Opt 13      Per     0.00
                           7150 NEW LAREDO HIGHWAY               Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78211-

        (210)733-8007      THE HAPPY HUT                         Com Opt 15      Per     0.00
                           1902 WEST AVENUE                      Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78210-

                                                                 Com Opt 15      Per     0.00
                                                                 Add Opt  0      Per     0.00

        (512)306-1168      ZUZU'S RESTAURANT                     Com Opt 15      Per     0.00
                           3633 BEE CAVE ROAD                    Add Opt  0      Per     0.00
                           AUSTIN            TX    78746-

        (210)341-9348      ZUZU'S RESTURANT                      Com Opt 15      Per     0.00
                           2267 N.W. MILITARY HWY                Add Opt  0      Per     0.00
                           SAN ANTONIO       TX    78213-

                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number               Account Name                        Date:  05/02/96

          8000             MEDICAL CITY

     PayPhone Number(s)            Location Information
        (214)934-4961      10 A ELEVATOR                         Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)490-7944      11 A ELEVATOR                         Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)490-0979      12A ELEVATOR                          Com Opt 6       Per     0.00
        (214)490-7901      HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)934-4953      2 A BACK ELEVATOR                     Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)934-4948      2 A FATHERS WAITING                   Com Opt 6       Per     0.00
        (214)934-4949      HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)490-7906      3AICU/CCU WAITING                     Com Opt 6       Per     0.00
        (214)934-4940      HUMANA HOSPITAL                       Add Opt 0       Per     0.00
        (214)924-4989      DALLAS            TX
        (214)934-4990

        (214)490-7945      3RD FLOOR NORTH WAITING               Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)934-4955      4 A ELEVATOR                          Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)934-4958      5 A ELEVATOR                          Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)934-4944      5 NORTH WAITING                       Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX

        (214)934-4956      6 A ELEVATOR                          Com Opt 6       Per     0.00
                           HUMANA HOSPITAL                       Add Opt 0       Per     0.00
                           DALLAS            TX



                                                                     EXHIBIT B 3

                                 Texas Coinphone
                             Company Owned Accounts

     Account Number                Account Name                       Date:  05/02/96

          8000              MEDICAL CITY

     PayPhone Number(s)           Location Information
        (214)934-4957       7 A ELEVATOR                         Com Opt 6       Per     0.00
                            HUMANA HOSPITAL                      Add Opt 0       Per     0.00
                            DALLAS           TX

        (214)934-4959       8 A ELEVATOR                         Com Opt 6       Per     0.00
                            HUMANA HOSPITAL                      Add Opt 0       Per     0.00
                            DALLAS           TX

        (214)934-4960       9 A ELEVATOR                         Com Opt 6       Per     0.00
                            HUMANA HOSPITAL                      Add Opt 0       Per     0.00
                            DALLAS           TX

        (214)490-7934       EMERGENCY ROOM                       Com Opt 6       Per     0.00
        (214)490-7935       HUMANA HOSPITAL                      Add Opt 0       Per     0.00
                            DALLAS           TX

        (214)490-7946       LOBBY                                Com Opt 6       Per     0.00
        (214)934-4941       HUMANA HOSPITAL                      Add Opt 0       Per     0.00
        (214)934-4942       DALLAS           TX
        (214)934-4943




                                                                     EXHIBIT B 3

                                   EXHIBIT C

                                  BILL OF SALE

        This Bill of Sale is given to acknowledge and memorialize that AMTEL COMMUNICATIONS, INC., a California corporation, AMTEL COMMUNICATIONS SERVICES, INC., a California corporation, AMTEL COMMUNICATION CORRECTIONAL FACILITIES, INC., a California corporation, AMTEL COMMUNICATIONS PAYPHONES, INC., a California corporation, and ACI-HDT SUPPLY COMPANY, a California corporation (hereinafter collectively referred to as "Seller"), whose principal place of business is 5452 Oberlin Drive, Suite B, San Diego, California 92121), does hereby sell, assign, transfer and deliver to PHONETEL TECHNOLOGIES, INC., an Ohio corporation, whose principal place of business is located at 650 Statler Office Tower, 1127 Euclid Avenue, Cleveland, Ohio 44115-1601 ("Buyer"), for the sum of $7,000,000, together with _____ shares of the Buyer's Common Stock, plus California State Sales Tax in the amount of $____________, receipt of which is hereby acknowledged, the following categories of tangible and intangible property of Seller:

1.0 HARD ASSETS. All of Seller's pay telephones, pay telephone equipment and related components, pedestals, enclosures, accessories, and other inventory, goods, fixtures, furniture, vehicles, office equipment, trade fixtures, and/or equipment which are not specifically identified or described as Reserved Assets on "Exhibit 1" attached hereto.

2.0 LOCATION AGREEMENTS. All of Seller's right, title, interest, and claim arising under the site location Agreements identified on "Exhibit 2" attached hereto and incorporated herein by this reference.

3.0 OTHER GENERAL INTANGIBLES. All trademarks, trade names, copyrights, trade secrets, good will, patents, computer tapes, customer lists, documents containing names, addresses, telephone numbers and other information regarding Seller's customers, subscribers, tapes, programs, print outs, disks, and other material and documents relating to the recording or analyzing of any of the foregoing; together with all rights title and interest to network contracts, customer contracts for the furnishing by Seller of Telecommunication Services, and billing and collection contracts; and all records, documents relating to any and all of the foregoing, including, without limitation, all records in the form of writing, microfilm, microfiche, tape or electronic media.

4.0 CHOSES IN ACTION. All choses in action, or rights to recover money or property from any person or entity, arising out



                                    EXHIBIT C
of, or related to actual or claimed violations of the automatic stay (11 U.S.C. 362(a)), together with any and all causes of action or claims which could otherwise have been asserted by Seller based upon any breach of contract, wrongful interference with the Business, or any other act or omission committed, or omitted (other than a failure to pay an account receivable or money otherwise payable to Seller), in connection with the Business which acts were committed, or omitted at any time prior to the date of this Bill of Sale.

5.0 DEPOSITS. Any and all deposits of cash made by Seller with any person or entity, other than deposits made to landlords with respect to Seller's obligations under leases which are not assumed by Buyer pursuant to the terms of this Agreement.

        The tangible and intangible property hereindescribed are sold and transferred to Buyer on a "where-is, as-is" basis and Seller makes no warranties whatsoever to Buyer in connection with this sale, other than the warranty of authority set forth in the following paragraph.

        Seller warrants and represents that (1) the sale memorialized by this Bill of Sale has been authorized by that certain "[title of the Enabling Order]" entered by the United States Bankruptcy Court for the Southern District of California in its consolidated case number 95-08253-All; and (2) that the aforesaid order has not been reversed, modified, or amended without the Buyers consent and is not the subject of any stay.



Dated:__________________                     AMTEL COMMUNICATIONS, INC.
                                             A California Corporation



                                             By:______________________________
                                                Alan C. Kaniss, General Manager



                                    EXHIBIT C

                                   EXHIBIT 1
                                TO BILL OF SALE
                              DATED _______, 1996

                                RESERVED ASSETS

        The "Reserved Assets" consist of all of the following categories of tangible and intangible property of Seller:

1.0 HARD ASSETS. All of the pay telephones, pay telephone equipment and related components, pedestals, enclosures, accessories and related inventory which is part of:

     1.1 The "Elcotel Sequestered Collateral" described on "Exhibit 1.1" attached hereto;

     1.2 The Protel "Surplus Inventory" described on "Exhibit 1.2" attached hereto; or,

     1.3 The "Released Payphones" described in "Exhibit 1.3" attached hereto which will be returned to Texas Coin Phone, a Texas general partnership.

2.0 LOCATION AGREEMENTS. All of Seller's right, title, interest and claim arising out of any of the site location agreements applicable to any of the Released Payphones described in "Exhibit 1.3" attached hereto and incorporated herein by this reference.

3.0 OTHER GENERAL INTANGIBLES.

     3.1 Any and all telephone accounts, and accounts receivable arising from telecommunications services rendered to an end user prior to the Closing Date (the "End User Accounts") to a regional Bell operating company, a Bell operating company, local exchange company, credit card company or provider of local telephone services (each a "LEC") for billing, collection and rights in and to any of the telephone receivables, debts, and other accounts payable to Seller by any LEC and all cash and noncash proceeds from the foregoing, which first arose prior to the Effective Date of the Agreement, and remain uncollected as of the date of this Bill of Sale;

     3.2  All of Seller's cash and cash equivalents;

     3.3  All rights with respect to insurance policies owned by Seller; and

     3.4  All tax or other refund claims held by Seller against



                                    EXHIBIT 1
          any governmental agency, subdivision or unit.

4.0 CHOSES IN ACTION. Any and all causes of action or entitlement to recover money or property against any person or entity which may be asserted by Seller pursuant to any of the provisions of Chapter 5 of the United States Bankruptcy Code ("Title 11 U.S.C."). This includes, without limitation, the adversary proceedings now pending in the Bankruptcy Court against the following
Defendants: Scott Mitchell, an individual, dba Payphones USA, Inc. (Adv. Case No. 95-90805); Mountain States Payphones (Adv. Case No. 95-90805); Orange County Wings, et al. (Adv. Case No. 95-90805); Randy Kuhlmann (Adv. Case No. 96-90245); David Darling (Adv. Case No. 96-90275); Four-Star Cinema, Inc., a California Corporation dba Family Four Cinemas (Adv. Case No. 96-90318); Austin Entertainment Group, Inc., a Texas Corporation dba The Roxy (Adv. Case No. 96-90349); Pacific Bell, (Public Utilities Commission Case No. 95-08-062); AT&T Communications, Inc., a Delaware Corporation; AT&T Corp., a New York Corporation; AT&T Communications Interexchange Companies, an association or business entity, form unknown (Adv. Case No. 96- 90318)

5.0 DEPOSITS. All deposits given to landlords for leases which have not been assumed by the Buyer pursuant to the terms of this Agreement.



                                   EXHIBIT 1

                                   EXHIBIT D

                              ASSUMED OBLIGATIONS

        Obligations arising from Amtel's right, title, interest, and claim arising under all of Amtel's pay telephone the site location Agreements other than the site location agreements for the pay telephone identified on Exhibit B-3 of this Agreement attached hereto and incorporated herein by this reference, to the extent that the obligations arise or accrue on or after the Closing Date.

                                    EXHIBIT D

                                   EXHIBIT E

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Said securities may not be sold or transferred in the absence of such registration or an opinion of counsel, reasonably satisfactory to the issuer, that such sale or transfer is exempt from the registration provisions of said act or laws.










                                   EXHIBIT E

                             AMENDMENT NO.1 TO THE
                            ASSET PURCHASE AGREEMENT


        This AMENDMENT NO.1 (the "Amendment") to the ASSET PURCHASE AGREEMENT dated as of June 26, 1996, among PhoneTel Technologies, Inc., an Ohio corporation (the "Buyer"), and ACI-HDT Supply Company, a California corporation, Amtel Communications Services, Inc., a California corporation, Amtel Communications Correctional Facilities, Inc., a California corporation, Amtel Communications, Inc., a California corporation, and Amtel Communications Payphones, Inc., a California corporation, all of which are hereinafter collectively referred to as "Amtel" or "Seller."

        WHEREAS, Parent and the Company have entered into the Asset Purchase Agreement dated as of June 26, 1996 (the "Agreement"; capitalized terms used herein and not defmed shall have the meanings given them in the Agreement); and

        WHEREAS, the Agreement contemplates that the Buyer purchase the assets and property of Amtel except the assets and property specifically excluded by the terms of the Agreement; and

        WHEREAS, Buyer and Amtel wish to amend certain provisions of the Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:


                                   AGREEMENT

        Each of Buyer and Amtel agrees that the following provisions be and hereby are amended as set forth below.

        1. Section 1.2.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

        (a)     Cash in the amount of Six Million Dollars ($6 million); and

        2. Section 1.2.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Shares of the Buyer's Common stock having an "Established Value," as hereinafter defined, of not less than Seven Million Dollars ($7 million) (the "Common Stock"). No fractional shares shall be delivered in satisfaction of this obligation. Rather, Buyer shall be obligated to deliver the least number of shares of the Common Stock necessary to provide an Established Value of not less than Seven Million Dollars;

          3. The first sentence of Section 1.2.1(c) of the Agreement is amended by replacing the first sentence thereof with the following sentence:

               Notwithstanding any provision of this Agreement which may be construed to the contrary, Buyer may, in its sole and exclusive discretion, elect to deliver cash in the amount of Seven Million dollars ($7 million) in place of the Common Stock if, but only if, the Established Value of the Common Stock is less than $3.50 per share.

          4. Section 1.3 of the Agreement is hereby amended to add the following sentence at the end thereof:

               Notwithstanding the foregoing, in no event shall the Established Value be greater than $6.50 per share.

          5. Section 1.6(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Cash in the amount of $6 million less an amount equal to the Non-refundable deposit plus interest that has accrued thereon as of the defined Closing Date;

          6. Section 1.6(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

         (a)  (1)     the Common Stock; or alternatively,
              (2)     cash in the amount of $7 million if Buyer makes the
                      election permitted by paragraph 1.2.1(c).

          7. Except as amended hereby, the Agreement remains in full force and effect.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of Buyer and Amtel on the date first above written.

                              ACI-HDT SUPPLY COMPANY, a
                                   California corporation,
                              AMTEL COMMUNICATIONS SERVICES, INC., a
                                   California corporation,
                              AMTEL COMMUNICATIONS CORRECTIONAL
                                   FACILITIES, INC., a California corporation,
                              AMTEL COMMUNICATIONS, INC., a
                                   California corporation,
                              AMTEL COMMUNICATIONS PAYPHONES, INC., a
                                   California corporation


                              By : /s/ Alan Kaniss
                                  ------------------------------
                                  Name:   Alan Kaniss
                                  Title:  General Manager

                              PHONETEL TECHNOLOGIES, INC.

                              By : /s/ Peter Graf
                                  ------------------------------
                                  Name:   Peter Graf
                                  Title:  Chairman

                             AMENDMENT NO. 2 TO THE
                            ASSET PURCHASE AGREEMENT


        This AMENDMENT NO. 2 dated as of August 26, 1996 (the "Amendment") to the ASSET PURCHASE AGREEMENT dated as of June 26, 1996, as amended, among PhoneTel Technologies, Inc., an Ohio corporation (the "Buyer"), and ACI-HDT Supply Company, a California corporation, Amtel Communications Services, Inc., a California corporation, Amtel Communications Correctional Facilities, Inc., a California corporation, Amtel Communications, Inc., a California corporation, and Amtel Communications Payphones, Inc., a California corporation, all of which are hereinafter collectively referred to as "Amtel" or "Seller."

        WHEREAS, Parent and the Company have entered into the Asset Purchase Agreement dated as of June 26, 1996, as amended (the "Agreement"; capitalized terms used herein and not defined shall have the meanings given them in the Agreement); and

        WHEREAS, the Agreement contemplates that the Buyer purchase the assets and property of Amtel except the assets and property specifically excluded by the terms of the Agreement; and

        WHEREAS, Buyer and Amtel wish to amend certain provisions of the Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:


                                    AGREEMENT

        Each of Buyer and Amtel agrees that the following provisions be and hereby are amended as set forth below.

        1. Section 1.2.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

        (a)     Cash in the amount of Seven Million Dollars ($7 million);
and

        2. Section 1.2.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

        (a) Shares of the Buyer's Common stock having an "Established Value," as hereinafter defined, of not less than Six Million Dollars ($6 million) (the "Common Stock"). No fractional shares shall be delivered in satisfaction of this obligation. Rather, Buyer shall be obligated to deliver the least number of shares of the Common Stock necessary to provide an Established Value of not less than Six Million Dollars;

        3. The first sentence of Section 1.2.1(c) of the Agreement is amended by replacing the first sentence thereof with the following sentence:

               Notwithstanding any provision of this Agreement which may be construed to the contrary, Buyer may, in its sole and exclusive discretion, elect to deliver cash in the amount of Six Million dollars ($6 million) in place of the Common Stock if, but only if, the Established Value of the Common Stock is less than $3.50 per share.

        4. Section 1.6(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

        (a) Cash in the amount of $7 million less an amount equal to the Non-refundable deposit plus interest that has accrued thereon as of the defined Closing Date;

        5. Section 1.6(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

        (a)     (1)     the Common Stock; or alternatively,

                (2) cash in the amount of $6 million if Buyer makes the election permitted by paragraph 1.2.1(c).

        6. Except as amended hereby, the Agreement remains in full force and effect.



                                       2